UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HANOVER BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

80 East Jericho Turnpike

Mineola, New York 11501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, May 28, 2026

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Annual Meeting”) of the holders of shares of common stock of Hanover Bancorp, Inc. (the “Company”), the holding company for Hanover Community Bank (the “Bank”), will be held virtually on Thursday, May 28, 2026, at 9:00 A.M., Eastern Time, for the purpose of considering and voting upon the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

1.	The election of three (3) directors to the Company’s Board of Directors, each to serve for the term described in the accompanying Proxy Statement;

2.	The approval of the Hanover Bancorp, Inc. 2026 Equity Incentive Plan;

3.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026; and

4.	Such other business as may properly come before the Annual Meeting.

Holders of shares of common stock of record at the close of business on April 8, 2026 will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting meetnow.global/MGYKTW7. You also will be able to vote your shares online by participating in the Annual Meeting webcast. To participate in the Annual Meeting, you will need to review the information included on your proxy card. Because the Annual Meeting is virtual and being conducted via live webcast, shareholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the meeting online and the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

You are requested to fill in, sign, date and return the enclosed proxy, or vote online, promptly, regardless of whether you expect to participate in the Annual Meeting. A postage-paid return envelope is enclosed for your convenience if you wish to vote by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Michael P. Puorro
Chairman, President and Chief Executive Officer

Mineola, New York

April 23, 2026

IMPORTANT—PLEASE VOTE YOUR PROXY PROMPTLY

You are urged to vote your Proxy promptly so that there may be sufficient representation at the Annual Meeting.

HANOVER BANCORP, INC.

PROXY STATEMENT FOR

Annual Meeting OF SHAREHOLDERS

TO BE HELD ON MAY 28, 2026

This Proxy Statement is being furnished to shareholders of Hanover Bancorp, Inc. (the “Company”), the holding company for Hanover Community Bank (the “Bank”), in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held on May 28, 2026, at 9:00 A.M., Eastern Time. We are holding our Annual Meeting via live webcast. Because the Annual Meeting is virtual and being held via live webcast, shareholders will not be able to attend the Annual Meeting in person but may participate by joining the live webcast. Please go to:

meetnow.global/MGYKTW7

to participate in the Annual Meeting. Any shareholder may participate and listen to the live webcast of the Annual Meeting over the internet at such site. Shareholders of record as of April 8, 2026 may vote and submit questions either in advance of, or while participating in, the Annual Meeting. To participate in the Annual Meeting, you will need to review the information included on your proxy card. The webcast starts at 9:00 A.M., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check-in. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to participate in the Annual Meeting virtually on the internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to participate in the Annual Meeting virtually on the internet. To register to participate in the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Hanover Bancorp, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on May 25, 2026. You will receive confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail:

Computershare
Hanover Bancorp, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

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About the Annual Meeting

Why have I received these materials?

The accompanying proxy, being mailed to shareholders on or about April 23, 2026, is solicited by the Board of Directors of Hanover Bancorp, Inc. (referred to throughout this Proxy Statement as the “Company” or “we”) in connection with an Annual Meeting of Shareholders that will take place on May 28, 2026. You are cordially invited to attend the Annual Meeting via live webcast and are requested to vote on the proposals described in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

Holders of common stock of the Company as of the close of business on April 8, 2026 (the “Record Date”), will be entitled to vote at the Annual Meeting. On April 8, 2026, there were outstanding and entitled to vote 7,156,661 shares of common stock, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

How do I vote my shares at the Annual Meeting?

If you are a shareholder of “record” of common stock (that is, if you hold common stock in your own name in the Company’s stock records), you may complete and sign the accompanying proxy card and return it to Computershare, vote online in advance of the meeting, or participate in the virtual Annual Meeting and vote online during the meeting.

If you hold your shares in “street name,” i.e., through a broker or other custodian, you must follow the voting instructions provided to you by your broker or custodian.

Can I change my vote after I vote my proxy card?

Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. You may also change your vote either by submitting a proxy card prior to the date of the Annual Meeting, voting again online, or, if you are a holder of “record” of the common stock, by participating in the virtual Annual Meeting and voting online during the meeting.

What constitutes a quorum for purposes of the Annual Meeting?

The presence at the Annual Meeting, by participating online in the virtual Annual Meeting, or by submitting proxies or voting online, of the holders of a majority of the voting power of all outstanding shares of common stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum.

What vote is required to adopt the proposals at the Annual Meeting?

Directors will be elected by a plurality of the votes cast at the Annual Meeting. The approval of the Hanover Bancorp, Inc. 2026 Equity Incentive Plan and the nonbinding resolution with respect to the ratification of the appointment of the independent registered public accountants each requires the affirmative vote of a majority of the votes cast at the Annual Meeting by shares represented online or by proxy. Any other business will be approved by the vote of a majority of the shares voting at the meeting. Management is not aware of any other business to be conducted at the Annual Meeting.

Abstentions and “broker non-votes” are not considered “votes cast” and will therefore have no effect on the outcome of any vote taken at the Annual Meeting. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

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How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with the description of the proposal in this Proxy Statement. For the reasons discussed below, the Board recommends a vote “FOR” the election of each of the directors nominated herein and “FOR” proposals 2 and 3.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of the Company. At the date of this Proxy Statement, the Board of Directors had no knowledge of any business other than that described in this Proxy Statement that would be presented for consideration at the Annual Meeting.

Who will bear the expense of soliciting proxies?

The Company will bear the cost of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

The online meeting will begin promptly at 9:00 A.M., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call Local 1-888-724-2416 or International +1-781-575-2748.

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PROPOSAL 1 — ELECTION OF DIRECTORS

The Articles of Incorporation and Bylaws of the Company provide that the number of Directors shall not be less than one (1) and permit the exact number to be determined from time to time by the Board of Directors. There are currently ten (10) members of our Board of Directors. Our Bylaws provide for a Board of Directors divided into three (3) classes. For 2026, there are three (3) nominees for Director.

The Board of Directors of the Company has nominated for election to the Board of Directors the persons named below, each of whom currently serves as a member of the Board. If elected, each will serve a term of three years, and until his or her replacement has been duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected.

The following table sets forth the names, ages, principal occupations, and business experience for all directors, including the nominees, as well as their prior service on the Board, if any. Unless otherwise indicated, principal occupations shown for each Director have extended for five or more years.

NOMINEES FOR ELECTION

Name and Position with the Company	Age	Principal Occupation for Past Five Years	Director Since (1)	Term Expires
Michael Katz, Director	87	Physician, Former President of Ear Nose and Throat Associates of New York, P.C.	2012	2026

John R. Sorrenti, Director	75	Architect, Founder and President of JRS Architect, P.C.	2012	2026

Philip Okun, Director	71	Former President of Polimeni International and President of Skyline Management; Founding Partner of Realty Connect USA, LLC	2008	2026

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2025 ANNUAL MEETING

Name and Position with the Company	Age	Principal Occupation for Past Five Years	Director Since (1)	Term Expires
Varkey Abraham, Director	72	Owner of Shoe Wholesale/Retail Company and Real Estate Investor	2008	2027

Ahron H. Haspel, Director	83	Attorney and Certified Public Accountant, Retired Partner of the law firm of Jones Day and KPMG, LLP	2012	2027

Robert Golden, Director	62	President of Golden Properties Group LLC	2014	2027

Michael P. Puorro, Chairman, President and Chief Executive Officer	67	Chairman, President and Chief Executive Officer of the Company and the Bank	2012	2028

Metin Negrin, Director	60	Founder, Owner and President of Lexin Capital, a real estate investment, redevelopment and management company, Former Chairman of Savoy Bank	2021	2028

Elena Sisti, Director	70	Managing Partner of Durel Associates, AGEM LLC, and Riviera Development Corporation, real estate investment and management companies in New Jersey, Founder and Former Director of Savoy Bank	2021	2028

Michael Thaden, Director	36	Castle Creek Capital, an asset management firm focused on the community banking industry	2024	2028

(1)	Includes service on the Bank’s Board of Directors.

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There are no arrangements between any of our directors and any other individuals pursuant to which any director was selected as a director, except for Michael Thaden, who was appointed to serve as the director representative for Castle Creek Capital Partners VIII, LP (“Castle Creek”), pursuant to that certain Exchange Agreement, dated as of April 24, 2024, by and between the Company and Castle Creek (the “Exchange Agreement”). Pursuant to the Exchange Agreement, Castle Creek is entitled to designate an appointee to the Board of Directors and the Bank’s Board of Directors commencing upon its aggregate holdings of the Company’s common stock and Series A Preferred Stock exceeding 865,000 shares, and terminating when Castle Creek, together with its respective affiliates, no longer owns, in the aggregate, 4.9% or more of all of the outstanding shares of the Company’s common stock. Castle Creek has exceeded such ownership threshold.

No director is related to any other director or executive officer by blood, marriage, or adoption. No director is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except for Ahron H. Haspel, who serves as a Trustee of the North European Oil Royalty Trust.

The Company encourages all directors to participate in the Company’s Annual Meeting. Each then current member of the Company’s Board of Directors participated in the Company’s 2025 virtual Annual Meeting of Shareholders and the meeting was attended by five of the ten then sitting directors.

Required Vote

IN ORDER TO BE ELECTED TO A TERM ON THE BOARD OF DIRECTORS, DIRECTORS MUST RECEIVE THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING. SEE “WHAT VOTE IS REQUIRED TO ADOPT THE PROPOSALS AT THE ANNUAL MEETING?” ABOVE.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

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CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS

The following is a brief discussion of the business and banking background and experience of our directors for at least the past five years. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a director. Unless otherwise indicated, senior officers have held their positions for the past five years.

Michael P. Puorro, Chairman, President and Chief Executive Officer. Mr. Puorro has over thirty-five years of banking experience, with over thirty years as a senior executive. Prior to joining Hanover, Mr. Puorro was the Co-Chairman and President of Madison National Bancorp, Inc. and Madison National Bank where he was a leading member of Madison’s entrepreneurial founding group and executive management team. Prior to this, Mr. Puorro served as Executive Vice President and Chief Financial Officer of New York Community Bancorp, Inc. and as Executive Vice President and Chief Financial Officer of Roslyn Bancorp, Inc. Mr. Puorro was a former senior member in the Financial Services Group of KPMG LLP, specializing in financial institutions, ranging in size from local community banks to super money center institutions. Mr. Puorro was a Board member of the New York Bankers Association. Mr. Puorro earned a Bachelor of Business Administration degree in Accounting from Dowling College’s School of Professional Accountancy, and in addition to being a Certified Public Accountant, is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. In May 2012, Mr. Puorro received an Honorary Doctorate Degree in Human Letters from Dowling College. Through his business contacts in our market, Mr. Puorro has been able to attract customers and investors, and his financial expertise is of great value to the Board. In addition, as our senior executive officer, his insight on our operations is invaluable to the Board.

Robert Golden, Lead Independent Director. Mr. Golden is President of Golden Properties Group LLC which is an active investor in commercial office buildings and retail and residential properties in New York City and the surrounding areas, as well as throughout the Midwest. Prior to forming Golden Properties Group LLC, Mr. Golden was the owner of one of the largest cleaning and security companies in New York (Golden Mark). His company serviced mainly large office buildings and financial institutions. Mr. Golden is on the Board of Directors for Volunteers of America in New York, he is currently on the Nassau County Police Department Foundation Advisory Board and is also a contributor to many charitable organizations. Mr. Golden attended the University of Bridgeport. Through his business activities, Mr. Golden has a strong sense of business conditions in our market that is invaluable to the Board.

Varkey Abraham, Director. Mr. Abraham is a founding director of Hanover Community Bank. Mr. Abraham is the principal owner and Chief Executive Officer of the Eric’s Shoe Stores chain in the United States, Abraham and Sons Leather Company and VA Smith Shoe Company International. Further, Mr. Abraham is a real estate investor. Mr. Abraham is the former two-term President of the Indo-American Malayalee Chamber of Commerce and also served as a Sabha Council Member for Saint Thomas Mar Thoma Church. Mr. Abraham brings to the Board significant management expertise and leadership skills, as well as insight into the experience of locally owned businesses.

Ahron H. Haspel, Director. Mr. Haspel is an active investor and an attorney and CPA specializing in the tax area. He retired from Jones Day in January 2011 where he served as a partner specializing in the corporate tax and mergers and acquisitions area. Prior to joining Jones Day in February 2005, Mr. Haspel was a partner at KPMG and served on its Board of Directors and in a number of leadership positions. While on the Board of KPMG, Mr. Haspel served on the firm’s Audit, Compensation and Strategic Planning Committees. Mr. Haspel serves as a member of the Board and Trustee of North European Oil Royalty Trust (NRT) a New York Stock Exchange listed company and serves as Chairman of NRT’s Audit and Compensation Committees. Mr. Haspel is a qualified audit committee financial expert for SEC purposes. He earned a Bachelor of Science degree in Accounting from Long Island University, his Juris Doctor from Brooklyn Law School and his LLM degree in Taxation from New York University School of Law. He is a Certified Public Accountant and a member of the New York Bar. He is also a member of the Board of a number of philanthropic organizations. Mr. Haspel’s extensive legal and accounting background and understanding of finance, and experience with public companies, proves invaluable to the Board.

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Michael Katz, Director. Dr. Katz is an active financial institution investor and highly experienced and accomplished board-certified otolaryngologist. Dr. Katz had been in practice with Ear, Nose, and Throat Associates of New York, P.C. since 1969. For over 35 years, he served as President of the group practice which is one of the largest multi-specialty practices of its kind with offices located throughout Queens, Nassau, Suffolk, and the Bronx. While serving as President, Dr. Katz oversaw a growing practice of over 200 employees in multiple locations including over 30 physicians and physician assistants/nurse practitioners, specializing in otolaryngology, allergy & immunology, facial plastic and reconstructive surgery, audiology, sleep disorders and speech and swallowing disorders. Dr. Katz earned his undergraduate degree from Columbia University and his medical degree from the State University of New York, Downstate. He went on to complete general surgery training at Kings County Hospital in New York and then did his residency in otolaryngology at Manhattan Eye, Ear and Throat Hospital. He is board certified by the American Board of Otolaryngology. Dr. Katz was Chief of Ear, Nose and Throat (“ENT”) at Flushing Hospital and was previously Chief of ENT at New York Hospital Medical Center of Queens. Apart from the medical field, Dr. Katz serves as Co-Chairman of the Fisher Island Condo Board #2, is highly active in environmental issues and is a large contributor to the UJA-Federation of NY. Dr. Katz’s business development capabilities in the Long Island marketplace led the Board to conclude that Dr. Katz should serve as a director.

Metin Negrin, Director. Mr. Negrin is the Founder and President of Lexin Capital, a private investment, development and management company that manages its own capital along with that of a global client base and makes direct investments in real estate. The firm has real estate investments in New York City as well as Florida, Maryland, and Arizona. Mr. Negrin was also the Chairman of Savoy Bank prior to its acquisition by Hanover. In addition, Mr. Negrin holds the title of Trustee Emeritus at the Allen-Stevenson School, a boys Kindergarten-8 day school of 400 students on the Upper East Side of Manhattan, where he previously served as President of the Board. Mr. Negrin also serves as Treasurer and Executive Committee Board Member of the American Turkish Society. A graduate of Deutsche Schule High School in Istanbul, Mr. Negrin holds a BS in Economics and an MBA in Finance from NYU Stern School of Business. Mr. Negrin’s management and business experience led the Board to conclude that Mr. Negrin should serve as a director.

Philip Okun, Director. Mr. Okun is a founding director of Hanover Community Bank. Additionally, he has been Chairman of the Loan Committee since the Bank’s inception. Mr. Okun has worked in the commercial real estate industry for more than 40 years. As President of Polimeni International, Mr. Okun was responsible for the Company’s development program in Poland, having completed numerous shopping centers throughout the country. As President of its affiliate company, Skyline Management Corp., he was responsible for the management of a three-million square foot portfolio of office buildings and shopping centers on Long Island and the east coast. Further, his experience includes redevelopment, leasing, financing, and brokerage. Mr. Okun is a founding partner of Realty Connect USA, LLC. Realty Connect currently has over 800 sales agents in 14 offices on Long Island and Queens. Mr. Okun is a licensed real estate broker in New York and Florida. He is author of the books “Make Money on Main Street” and “Back of the Napkin”, and a licensed sea captain. Mr. Okun earned a Bachelor of Arts degree in education from Fairleigh Dickinson University. Mr. Okun’s experience in the commercial real estate market led the Board to conclude that Mr. Okun should serve as a director.

Elena Sisti, Director. Ms. Sisti was the founder and Chairperson Emeritus of Savoy Bank, only the second New York bank established by a woman. Ms. Sisti founded Savoy Bank following a 25-year career at Citibank, and she remained as a Board member of Savoy until its acquisition by Hanover. Ms. Sisti is the Managing Partner of a New Jersey based real estate investment and management firm started by her family. She received a BA in Economics from Barnard College, Columbia University. Ms. Sisti immigrated to the United States in 1963 from Caracas, Venezuela. Ms. Sisti’s experience in banking and financial services, along with her knowledge of our local community will assist us as we continue to grow.

John R. Sorrenti, Director. Mr. Sorrenti, FAIA, is Founder and President of JRS Architect, P.C., a full service architectural, interior design and preservation firm serving the greater New York City region. Mr. Sorrenti has served on many committees both for the American Institute of Architects (AIA) and the National Council of Architectural Registration Board (NCARB). In 1989, Mr. Sorrenti served as President of the AIA Long Island Chapter, served as the New York State President in 1994 and in 1997, he served as the National Vice President. He also served as Regional Director for NCARB’s National Board. Mr. Sorrenti chaired the AIA/College of Fellows’ Regional Representative Program nationally for six years and in 2016 was the Chancellor for the College of Fellows. He remains on the New York State Education Board of Architecture as an Extended Member, previously serving as Chair. He is currently the Chair of North Hempstead’s Landmarks Commission. In 1996, Mr. Sorrenti received his Fellowship from the American Institute of Architects which only 3% of the AIA membership have achieved. In 1991, Mr. Sorrenti helped to form the guidelines for the Americans with Disabilities Act (ADA) and in 1993 assisted with the New York City ADA Code. In 2008, Mr. Sorrenti was presented with the Lifetime Achievement Award from the AIA Long Island Chapter and in 2017 received their Community Service Honor Award. Mr. Sorrenti earned a Bachelor of Architecture degree from New York Institute of Technology (NYIT), a Master of Architecture from Ohio University, and an MBA from NYIT. Mr. Sorrenti provides the Board with significant leadership and managerial experience, particularly from the perspective of a locally based business enterprise.

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Michael Thaden, Director. Mr. Thaden is currently a Director of Castle Creek Capital, an asset management firm focused on the community banking industry. Prior to joining Castle Creek in 2015, Mr. Thaden worked at Sandler O’Neill + Partners, L.P. as an Analyst in the Investment Banking Group, focusing on community bank advisory, including but not limited to mergers and acquisitions, capital planning, and capital markets transactions, completing transactions with an aggregate deal value in excess of $1 billion. Mr. Thaden holds Bachelor of Science degrees in Business Administration and Political Science from the University of North Carolina at Chapel Hill, and currently also serves as a board member for Golden State Bancorp and University Bancorp, Inc. He is also a CFA Charterholder. Mr. Thaden’s experience advising Castle Creek portfolio companies in strategic planning, value creation opportunities, mergers and acquisitions, and capital markets provides the Board with additional perspective and expertise on the challenges and opportunities in the broader community banking market.

Executive Officers who are not Directors

Lance P. Burke, Senior Executive Vice President and Chief Financial Officer. Mr. Burke has over twenty-five years of experience in the banking industry. Prior to joining Hanover in 2021, Mr. Burke most recently served as Senior Vice President and Controller of Dime Bank (formerly BNB Bank) where he was employed from 2009 to 2021. Mr. Burke also held various accounting and finance roles during his ten year tenure at New York Community Bank, where he began his banking career.

Michael P. Locorriere, Senior Executive Vice President and Chief Municipal Officer. Mr. Locorriere has over 35 years of banking and government experience. Prior to joining Hanover in 2020, Mr. Locorriere served as Executive Vice President & Director of Municipal Banking at Empire National Bank. Mr. Locorriere also served in various government positions including Comptroller for the Town of North Hempstead and was elected to the Suffolk County Legislature representing the northeast communities of Brookhaven Town.

Joseph F. Burns, Executive Vice President and Chief Lending Officer. Mr. Burns has over thirty five years of experience in the banking industry. Prior to joining Hanover, Mr. Burns was employed by Valley Bank for over 15 years in several management capacities, last serving as a First Senior Vice President and Regional President of New York State Commercial Banking.

Kevin Corbett, Executive Vice President and Chief Credit Officer. Mr. Corbett has over forty years of experience in the banking industry. Prior to joining Hanover, Mr. Corbett served as Senior Vice President and Chief Credit Officer of Dime Community Bank from 2017 to 2019 and Senior Vice President and Chief Credit Officer of Astoria Bank from 2012 to 2017.

Lisa A. Diiorio, First Senior Vice President and Chief Accounting Officer. Ms. Diiorio has over thirty five years of experience in the banking industry. Prior to joining Hanover in 2016, Ms. Diiorio served as Vice President and Principal Accounting Officer at BNB Bank and held Controller positions at New York Community Bancorp, and the First National Bank of Long Island.

John P. Vivona, Executive Vice President and Chief Risk Officer. Mr. Vivona has more than thirty five years of experience in the banking industry. Prior to joining Hanover in 2023, Mr. Vivona held similar Chief Risk Officer roles at both BNB Bank and Alma Bank as well as executive level positions within the compliance functions at Newtek Bank, N.A., New York Community Bancorp, and The First National Bank of Long Island.

Raymond Sanchez, Executive Vice President and Chief Information Officer. Mr. Sanchez has over twenty-five years of experience in banking and financial services. Prior to joining Hanover, Mr. Sanchez served as Senior Vice President at Dime Community Bank, where he led key technology initiatives supporting the merger of the two institutions and held various technology leadership roles throughout his career.

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Security Ownership of Management

The following table sets forth information as of April 8, 2026 regarding the number of common shares beneficially owned by all directors, executive officers and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director or executive officer can vest title in themselves at once or within sixty (60) days. Beneficially owned shares also include shares over which the named person has sole or shared voting or investment power, shares owned by corporations controlled by the named person, and shares owned by a partnership in which the named person is a partner.

Name	Number of Shares Beneficially Owned		Percentage of Class
Directors
Michael P. Puorro	321,663	(1)	4.33%
Varkey Abraham	59,004	(2)	0.80%
Robert Golden	421,251	(3)	5.66%
Ahron H. Haspel	68,708	(4)	0.92%
Michael Katz	249,027	(5)	3.35%
Metin Negrin	238,647	(6)	3.21%
Philip Okun	42,669	(7)	0.57%
Elena Sisti	156,034	(8)	2.10%
John R. Sorrenti	47,209	(9)	0.64%
Michael Thaden	—	(10)	0.00%

Executive Officers
Lance P. Burke	27,931	(11)	0.38%
Joseph F. Burns	11,505	(12)	0.15%
Kevin Corbett	27,936	(13)	0.38%
Lisa A. DiIorio	21,778	(14)	0.29%
Michael P. Locorriere	30,990	(15)	0.42%
John P. Vivona	5,152	(16)	0.07%
McClelland Wilcox	82,230	(17)	1.11%

All Executive Officer and Directors as a Group (17 persons)	1,811,734		24.38%

(1)	Includes 34,673 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(2)	Includes 5,547 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(3)	Includes 10,000 vested options to purchase shares of Hanover’s common stock. Also includes: (i) 5,547 shares of restricted stock subject to future vesting but as to which voting may currently be directed, (ii) 317,212 shares held by certain trusts, of which the beneficiary or trustee is Mr. Golden and his family members, and (iii) 42,771 shares held by a limited liability company which Mr. Golden controls.
(4)	Includes (i) 5,547 shares of restricted stock subject to future vesting but as to which voting may currently be directed and (ii) 39,673 shares held by a limited liability company which Mr. Haspel controls.
(5)	Includes 5,547 shares of restricted stock subject to future vesting but as to which voting may currently be directed and 96,760 shares held by various trusts.
(6)	Includes 5,547 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(7)	Includes 5,547 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(8)	Includes 5,547 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(9)	Includes 5,547 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(10)	Mr. Thaden disclaims beneficial ownership of all shares held by Castle Creek, for which he serves as director designee.

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(11)	Includes 9,277 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(12)	Includes 9,195 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(13)	Includes 7,801 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(14)	Includes 6,000 vested options to purchase shares of Hanover’s common stock. Also includes 3,425 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(15)	Includes 5,943 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(16)	Includes 4,051 shares of restricted stock subject to future vesting but as to which voting may currently be directed.
(17)	Mr. Wilcox left the Company and the Bank, in connection with a management restructuring initiative, effective as of March 31, 2026.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of April 8, 2026, with respect to the beneficial ownership of Hanover Bancorp, Inc. Common Stock by each person or group of persons, other than members of the Board of Directors or management of the Company, known to the Company to be the beneficial owner of more than five percent (5%) of Hanover Bancorp, Inc. voting stock. There are no shareholders other than those set forth below of whom the Company is aware that beneficially own 5% or more of the Common Stock of the Company.

Name of Beneficial Owner of More Than 5% of the Company’s Common Stock	Number of Shares Beneficially Owned	Percent of Class
Castle Creek Capital Partners VIII, L.P.(1)	705,440	9.90%
Fourthstone LLC(2)	516,702	7.18%
AllianceBernstein L.P.(3)	373,571	5.20%
Aurum Holdings Inc. dba Muthoot Holdings Inc.(4)	443,481	6.20%

(1)	All information regarding the number of shares beneficially owned and the percent of ownership by Castle Creek Capital Partners VIII, L.P. was obtained from the 13D filed with the U.S. Securities and Exchange Commission on August 26, 2024. The address of Castle Creek Capital Partners VIII, L.P. is 11682 El Camino Real, Suite 320, San Diego, CA 92130.
(2)	All information regarding the number of shares beneficially owned and the percent of ownership by Fourthstone LLC was obtained from the 13G/A filed with the U.S. Securities and Exchange Commission on February 13, 2026.
(3)	All information regarding the number of shares beneficially owned and the percent of ownership by AllianceBernstein L.P. was obtained from the 13G/A filed with the U.S. Securities and Exchange Commission on February 17, 2026. The address of AllianceBernstein L.P. is 501 Commerce Street, Nashville, TN 37203.
(4)	All information regarding the number of shares beneficially owned and the percent of ownership by Aurum Holdings Inc. dba Muthoot Holdings Inc. was obtained from the 13G filed with the U.S. Securities and Exchange Commission on February 10, 2023. The address of Muthoot Holdings Inc. is 9710 Stirling Road, Cooper City, FL 33024.

Board of Directors; Independence; Committees

The Board of Directors held a total of 14 meetings in the year ended December 31, 2025. The Company’s policy is that all Directors make every effort to attend each meeting. For the year ended December 31, 2025, each of the Company’s Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Board committees on which the respective Directors served.

Independence

A majority of the Board consists of individuals who are “independent” under the NASDAQ listing standards. Mr. Michael P. Puorro, our Chairman, President and Chief Executive Officer, is the only member of our Board who is not independent. In reaching this conclusion, the Board took into account the fact that several members of the Board conduct banking transactions with the Bank. These transactions are in accordance with Federal law and regulation and do not involve risk or beneficial terms beyond those involved in transactions between the Bank and third-party customers.

In addition, the Board took into account certain transactions between the Bank and entities affiliated with Mr. Sorrenti. Specifically, Mr. Sorrenti was the principal of JRS Architect, P.C. until June 30, 2025. JRS Architect, P.C. was retained by the Bank to provide design and architectural services in connection with renovations to a new branch location in Port Jefferson, New York. Fees paid by the Bank to JRS Architect, P.C. for this engagement during fiscal 2025 totaled approximately $77 thousand. In determining that the engagement of JRS Architect, P.C. did not impair Mr. Sorrenti’s independence, the Board took into account the amount of the fees paid to JRS Architect, P.C., compared to its total revenues, as well as the nature of the services rendered by JRS Architect, P.C., which are not advisory and did not involve access to sensitive Company information or strategic decision making.

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Shareholders wishing to communicate directly with the independent members of the Board of Directors may send correspondence to Hanover Bancorp, Inc., Attn: Robert Golden, Lead Independent Director, 80 East Jericho Turnpike, Mineola, New York 11501.

Committees of Our Board of Directors

Audit Committee. We maintain an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for the selection of the independent registered public accounting firm for the annual audit and to establish, and oversee the adherence to, a system of internal controls. The Audit Committee reviews and accepts the reports of our independent auditors. The Audit Committee arranges for an annual audit through the independent registered public accounting firm, evaluates and implements the recommendations of the auditors as well as interim audits performed by our outsourced internal auditors. The Audit Committee met five times during the fiscal year ended December 31, 2025. The Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.hanoverbank.com. The Audit Committee currently consists of Directors Ahron H. Haspel (Chair), Michael Katz, Metin Negrin, Philip Okun, and Elena Sisti, all of whom are “independent” under the Nasdaq listing standards and meet the independence standards of the Sarbanes-Oxley Act. The Board has determined that Ahron H. Haspel, a member of Audit Committee, qualifies as an “audit committee financial expert” under the Rules of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee consists of Directors Metin Negrin (Chair), Robert Golden, Ahron H. Haspel, Michael Katz, Philip Okun and Michael Thaden. Each member of the Compensation Committee is independent, as such term is defined in the Nasdaq listing standards. The Compensation Committee is responsible for administering the Company’s equity compensation plans, establishing the compensation of the Company’s Chairman, President and Chief Executive Officer and for the Board of Directors, and reporting to the Board the compensation of the other executive officers. The Compensation Committee also establishes policies and monitors compensation for the Company’s employees in general. While the Compensation Committee may, and does in fact, delegate authority with respect to the compensation of employees in general, the Compensation Committee retains overall supervisory responsibility for employee compensation. With respect to executive compensation, the Compensation Committee receives recommendations and information from senior staff members, as well as outside compensation consultants, regarding issues relevant to determinations made by the Compensation Committee. Mr. Puorro participates in Committee deliberations regarding the compensation of other executive officers but does not participate in deliberations regarding his own compensation. The Compensation Committee does not delegate its authority regarding compensation. In fiscal 2025, the Compensation Committee met four times. The Board of Directors has adopted a written charter for the Compensation Committee which is available on our website at www.hanoverbank.com.

Consultants

The Compensation Committee recognizes that it is essential to receive objective advice from an outside compensation consultant. Currently, the Compensation Committee utilizes Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant. Meridian reports directly to the Compensation Committee and attends meetings as requested. The Compensation Committee has assessed Meridian’s independence relative to the Nasdaq listing standards and determined that there are no conflicts of interest. The Compensation Committee also closely examines the safeguards and steps Meridian takes to ensure that its executive compensation consulting services are objective. The Compensation Committee takes into consideration that:

●	The Compensation Committee directly hired and has the authority to terminate Meridian’s engagement;

●	The Compensation Committee solely determined the terms and conditions of Meridian’s engagement, including the fees charged;

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●	Meridian and its consultants have direct access to members of the Compensation Committee during and between meetings;

●	Meridian does not provide any other services to the Company, the Bank, its directors or executives; and

●	Interactions between Meridian and its consultants and management generally are limited to discussions on behalf of the Compensation Committee and information presented to the Compensation Committee for approval.

Nominating and Corporate Governance Committee. We have a Nominating and Corporate Governance Committee (“NCG”) consisting of Directors Ahron H. Haspel (Chair), Varkey Abraham, Robert Golden, Michael Katz, and Philip Okun. Each member of the NCG is independent, as such term is defined in the Nasdaq listing standards. The Board of Directors has adopted a written charter for the NCG which is available on our website at www.hanoverbank.com. The NCG has responsibility for identifying and evaluating candidates for director and recommending the nomination of directors to the full Board. This Committee:

●	Reviews and assesses the adequacy of our corporate governance guidelines, personal codes of conduct and related internal policies and guidelines; and

●	Assists the Board in interpreting and applying corporate governance guidelines and recommends any proposed changes to the Board of Directors for approval.

The Company’s Bylaws describe procedures for nominations to be submitted by shareholders and other third-parties, other than for candidates who have previously served on the Board or who are recommended by the Board. The Company’s Bylaws state that to be timely, a shareholder’s notice shall be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date, then to be timely such notice must be received no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Such shareholder’s notice shall set forth: (i) as to each person whom such shareholder proposes to nominate for election or re-election as a director, all information relating to such person that would indicate such person’s qualifications, and such information that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected), and (ii) as to the shareholder giving the notice (x) the name and address, as they appear on our books, of such shareholder, and (y) the class and number of shares of the Company’s capital stock that are beneficially owned by such shareholder.

Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating and Corporate Governance Committee charter provides that there will be no differences in the manner in which the NCG evaluates nominees recommended by shareholders and nominees recommended by the NCG or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.

Third Party Recommendations

In connection with the 2026 Annual Meeting, the NCG did not receive any nominations from any shareholder or group of shareholders that owned more than 5% of the Company’s common stock for at least one year.

The NCG met two times during fiscal 2025.

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Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee “interlocks,” which generally means that no executive officer of the Company or the Bank served as a director or member of the compensation committee of another entity, one of whose executive officers serves as a director or member of the Compensation Committee.

Code of Ethics

The Board of Directors has adopted a Code of Ethics governing our Chief Executive Officer and senior financial officers, as required by the Sarbanes-Oxley Act and SEC regulations, as well as the Board of Directors and other senior members of management. Our Code of Ethics governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. Our Code of Ethics is available on our website at www.hanoverbank.com.

Board Leadership; Lead Independent Director

The Board of Directors has appointed Mr. Puorro as our President and Chief Executive Officer and Chairman of the Board. The Board believes that the combination of these roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy and is important in unifying our strategy behind a single vision. Our Board has also appointed Mr. Robert Golden, an independent director, to serve as Lead Independent Director of the Board. As Lead Independent Director, Mr. Robert Golden presides over all Board meetings when the Chairman is not present and presides over meetings of the non-management directors held in executive session. The Lead Independent Director has the responsibility of meeting and consulting with the Chairman, President and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman, President and Chief Executive Officer and advising him on the efficiency of the Board meetings, and facilitating teamwork and communication between the non-management directors and management.

Risk Oversight

Risk is an inherent part of the business of banking. Risks faced by the Company include credit risk relating to its loans and interest rate risk related to its entire balance sheet. The Board of Directors oversees these risks through the adoption of policies and by delegating oversight to certain committees, including the Audit Committee and the Loan and Asset/Liability Committees. These committees exercise oversight by establishing a corporate environment that promotes timely and effective disclosure, fiscal accountability and compliance with all applicable laws and regulations.

Hedging and Pledging Policy

The Company considers it inappropriate for any director or officer to enter into speculative transactions in the Company’s securities to attempt to separate the economic risk of holding the Company’s securities from the ownership of the securities. The Company’s insider trading policy therefore prohibits the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the shareholder continues to own the underlying security without all the risks or rewards of ownership. In addition, the policy prohibits directors and executive officers from pledging Company securities, either as collateral for a loan or otherwise. The prohibitions do not apply to a broker-assisted cashless exercise of stock options granted as part of a Company incentive plan.

Stock Ownership Guidelines

The Company maintains stock ownership guidelines for non-employee directors and participants in the Company’s Long-Term Incentive Program (“LTIP”) under the Company’s equity plans (the “Covered Individuals”). The guidelines expect that the Covered Individuals will own a minimum amount of Company common stock within five years after an executive becomes a Covered Individual and one year after a non-employee director becomes a Covered Individual. The securities that count toward satisfaction of the guidelines are shares of Company common stock, owned directly or indirectly and unvested shares of restricted stock or stock units. The minimum share ownership for our named executive officers is three times annual base salary for Mr. Puorro and one times annual base salary for the other named executive officers.

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Policy Regarding Insider Trading

The Company has adopted a Policy Regarding Insider Trading, which is filed as an exhibit to our Annual Report on Form 10-K, that governs the purchase, sale, and other dispositions of the Company securities by directors, officers and employees and that is designed to promote compliance with insider trading laws, rules and regulations and the NASDAQ exchange listing standards.

Policies and Practices Related to the Grant of Stock Options

We did not grant any stock options to our named executive officers during the year ended December 31, 2025. If stock options or similar awards are granted in the future, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards during periods in which there is material nonpublic information about the Company, including during “blackout” periods or at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to restricted stock awards or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

EXECUTIVE COMPENSATION — 2025 NEO COMPENSATION AND BENEFITS PROGRAM

The Compensation Committee (the “Committee”) and Hanover are both committed to a pay-for-performance philosophy for the Named Executive Officers (“NEO”) of Hanover.

Our Named Executive Officers (“NEO’s”) for 2025 were:

Michael P. Puorro	Chairman, President and Chief Executive Officer

McClelland Wilcox	Former President(1)

Joseph F. Burns	Executive Vice President & Chief Lending Officer

(1)	Mr. Wilcox separated from service with Hanover and the Bank effective March 31, 2026.

Executive Summary

Key Business and Financial Highlights. Our 2025 fiscal year included many accomplishments and challenges.

●	Net Income - The Company recorded net income of $7.5 million for 2025 and net income of $12,3 million for 2024. The basic and diluted income per share was $1.00 and $1.66 for fiscal year 2025 and 2024, respectively. When comparing net income for 2025 to 2024, the decrease in net income was largely driven by a significant provision for credit losses and core system conversion expenses. We finalized our core systems conversion in early fiscal 2025 allowing us to expand our product offerings to commercial and consumer customers and increase operational efficiency. Despite the drop in net income, we achieved strong operational performance, including a 14.64% year-over-year increase in net interest income to $15.8 million in the fourth quarter, due to an improved net interest margin of 2.84%. We initiated a strategic credit cleanup in the fourth quarter of 2025 that removed $9.6 million of non-performing loans from the balance sheet through a combination of charge-offs and loan sales.

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●	Deposit Growth - Driven by the success of our C&I business banking relationships, total deposits increased $74.1 million, or 3.79%, to $2.03 billion at December 31, 2025, when compared to December 31, 2024 resulting in a 99% loan-to-deposit ratio. In the second quarter of 2025, we opened our tenth branch in the historic village of Port Jefferson on Long Island; this new branch gathered $34.6 million in deposits by December 31, 2025, marking a significant step in our strategic growth in Suffolk County.

●	Liquidity. With a strong liquidity position totaling $776.9 million at December 31, 2025 and a focus on relationship-based CRE and C&I lending, we aim to capitalize on growth opportunities in our local marketplace and will once again expand our geographic footprint with the opening of a full-service branch in a state-of-the-art facility in downtown Riverhead, New York. Business development staff have already joined the Company in anticipation of the opening of this location. Subject to regulatory approvals, we expect to open the branch later this year. A temporary office location in Riverhead became operational in the first quarter of 2026.

●	Brand Refreshment. As part of our brand refreshment, we also unveiled our new logo and marketed the Bank as a forward-thinking institution with a commitment to innovation and enhanced customer-facing technology.

Our Compensation Approach

Our long-range mission is to produce value for our shareholders by providing outstanding service and responsiveness to the markets and customers we serve. These goals are reflected in our 2025 NEO Compensation and Benefits Program by:

●	Creating balanced incentives that do not encourage NEO’s to expose Hanover to inappropriate risks by providing excessive compensation that could lead to material loss; and

●	Providing an overall market competitive compensation package to our NEOs to continue to attract, retain and reward our highly qualified and productive executive team.

Performance-Based Compensation

Pay-for-performance is a key objective of our 2025 NEO Executive Compensation Program. A significant portion of our program focuses on performance-based pay that rewards both our annual achievements, as well as our ability to deliver long-term value to our shareholders. We have a balanced approach to total compensation that includes a mix of base/fixed pay and variable/performance-based pay, a proportion of cash and equity and a proportion of short- and long-term incentive compensation. For the fiscal year 2025, our NEO Compensation and Benefits Program was designed to ensure:

●	That a significant portion of target pay is at-risk and based on performance; and

●	That a portion of pay is denominated in equity.

Compensation Design Principles and Governance Best Practices

The design principles of our 2025 Named Executive Compensation Programs was intended to protect and promote the interests of our shareholders. Below we summarize certain practices we have implemented to drive performance and those we have not implemented because we do not believe they would serve our shareholders’ long-term interests.

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●	What We Do:

o	Pay for Performance — We provide a significant portion of pay based on performance (short- and long-term).

o	Sound Risk Management — We discourage excessive risk taking and have designed our incentive plans with appropriate risk-mitigating features.

o	Clawback — We have adopted a clawback policy meeting the requirements of the NASDAQ listing standards requiring the return of incentive compensation in the event of a financial restatement.

o	Independence — The Committee is made up of independent members of the Board and engages Meridian Compensation Partners, LLC, an independent compensation consultant.

o	Competitive Benchmarking — We benchmark our compensation practices to ensure executive compensation is consistent with the current market.

●	What We Don’t Do:

o	Tax Gross-Ups — We do not provide excise tax gross-ups on benefits or in change-in-control agreements.

o	Stock Option Repricing — Our equity plans do not permit repricing of stock options that are out-of-the-money.

o	Excessive Perquisites — We do not permit perquisites other than those that are business-related.

o	Hedging — Our insider trading policy prohibits the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the shareholder continues to own the underlying security without all the risks or rewards of ownership.

o	Pledging — Our insider trading policy also prohibits members of our Board and our executive officers from pledging their Hanover shares as collateral.

o	Equity Grant Policy — Our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards during periods in which there is material nonpublic information about the Company, including during “blackout” periods or at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to restricted stock awards or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

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Compensation Objectives and Policies

Our 2025 NEO Compensation and Benefits Program was designed to attract, retain and motivate leadership to support our growth and sustain our competitive advantage, as well as align the interests of our shareholders with our NEOs. Our incentive compensation opportunities are aligned with competitive market practices. We utilize a balance of fixed and variable pay components, and cash and equity to determine NEO compensation. Our 2025 NEO Compensation and Benefits Program was designed to support our business strategies, align our pay with our performance and reinforce sound compensation governance to mitigate excessive risk taking. The table below gives an overview of the components in the program and matches each component with a purpose and one or more objectives.

Compensation Component	Purpose/Objective

Base Salary	●	Provides a competitive level of fixed income based on role, experience and individual performance; target market median of our peer group as established by our independent compensation consultant.

Annual Incentive Plan	●	Rewards our NEOs for performance on key financial, operational and individual objectives in support of our annual business plan and broader corporate strategies.

	●	The annual incentive award is based on performance (higher performance will result in above-market median awards; lower performance will result in below-market median awards). Annual Incentive Plan awards are paid in cash.

Long-Term Incentive Program	●	Designed to align the interests of the NEOs with those of shareholders by granting equity-based awards. The 2025 Long-Term Incentive Program (“LTIP”) operated under the 2018 and 2021 equity plans maintained by the Company.

	●	Encourages retention through multiple year and performance-based vesting.

	●	Provides that a component of the equity-based compensation is performance based, contingent upon the Company attaining certain performance goals as established by the Compensation Committee.

Perquisites	●	Provides a base level of competitive benefits for executive talent

Employment Agreements/ Severance and CIC Agreements	●	Provides employment security for key executives
	●	Focuses executives on Company performance and transactions that are in the best interests of shareholders, regardless of the impact such transactions may have on the executive’s employment

Peer Group and Competitive Benchmarking

The Compensation Committee typically conducts benchmark reviews in connection with setting base salary levels and total compensation. The Committee’s independent consultant developed a peer group for 2025 NEO pay decisions which consisted of of 20 publicly traded financial institutions with a median asset size of $2.7 billion as of March 31, 2025 and which are headquartered in the Mid-Atlantic and Northeast regions which was approved by the Committee and used for competitive benchmarking.

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2025 Executive Compensation Program and Pay Decisions:

Base Salary

The Compensation Committee reviews salaries each year with the goal of retaining competitive positioning within the market as Hanover continues to grow. For 2025, the Committee considered the base salaries paid by its peer group companies, Hanover’s current base salaries and individual NEO performance, experience and any unique contributions of the NEO’s role(s) as appropriate. The table below summarizes NEO salaries effective as of January 1, 2024, and January 1, 2025:

Executive	2024 Base Salary	2025 Base Salary	Percent Increase
Michael P. Puorro	$682,000	$716,000	5.0%
McClelland Wilcox	$550,000	$575,000	4.5%
Joseph F. Burns	$395,000	$406,850	3.0%

Annual Cash Incentives

An important element of our performance-based pay program is our Executive Annual Incentive Plan, which provides cash incentives based on attaining pre-established goals including Hanover’s core pre-tax net income, core operating expense / average assets and net loan growth. In addition, a component of the payout is based on the attainment of non-financial strategic goals. As discussed above, these goals are measured on a calendar year basis. Each participant has a target incentive opportunity expressed as a percentage of base salary, although actual payouts can range from a 50% payout at threshold performance on each performance metric to 150% of target for stretch performance on each performance metric, with no payout if a performance metric is below threshold. Hanover’s financial performance in 2025 resulted in a payout below target in the aggregate. In addition, in setting the bonus payments, the Committee considered the attainment of strategic goals by Hanover, which under the plan have a 25% weighting, including:

●	Successfully completing our core systems conversion with satisfactory audit reports and integration of ancillary systems;

●	Adding additional Business Development Officers in Nassau and Suffolk Counties or in NYC;

●	Successful opening of and recruitment efforts for an additional Long Island branch and the achievement of deposit growth projections;

●	Successful launch of redesigned website and new Bank logo.

In determining the performance of each NEO, the Committee considered its assessment of the Chief Executive Officer’s performance and the Chief Executive Officer’s evaluation of each NEO’s performance. In light of the foregoing, the Committee approved the following cash-based incentive awards for 2025 for our NEO’s:

Executive	2025 Target Annual Incentive Award	2025 Actual Annual Incentive Award
Michael P. Puorro	$393,800	$235,147
McClelland Wilcox	$230,000	—
Joseph F. Burns	$142,398	$85,029

Long-Term Incentives — Equity-Based Awards

The Company’s long-term incentive program (“LTIP”) operates under the Company’s equity incentive plans and is designed to be performance-based, align executives with shareholder interests and promote the long-term success of the Company. Equity-based Awards made under the LTIP contain two components which are evenly divided between time vested (“TVU’s”) stock and performance vested (“PVU’s”) units. All TVU’s granted are subject to a three-year vesting requirement. PVU’s are granted at target and earned based on our future three-year performance for the period January 1, 2026 through December 31, 2028. The potential number of shares that can vest following the three-year performance period range from 0% to 150% of the target levels depending on our Core Return on Average Assets (Core ROA) performance relative to an industry index (a 50% weighting) and the growth in our tangible book value relative to an industry index (a 50% weighting). “Core ROA” is defined by S&P Capital IQ as net income, excluding the after-tax effect of realized gains/losses on securities, nonrecurring items and amortization of intangibles and goodwill divided by average assets.

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For 2025, the following LTIP Awards were approved by the Committee:

Executive	TVU Component of 2025 LTIP Award	PVU Component of 2025 LTIP Award
Michael P. Puorro	10,945	10,945
McClelland Wilcox	—	—
Joseph F. Burns	2,592	2,591

Grants under the 2025 long-term incentive program are made under the Company’s 2018 Equity Compensation Plan or the 2021 Equity Compensation Plan.

Benefits and Other Compensation

Retirement Benefits and Perquisites

All of our NEOs participate in Hanover’s 401(k) Plan, which is offered to all eligible employees of the Bank in accordance with the terms of the 401(k) Plan. Currently, Hanover does not offer any other retirement benefits to its NEO’s. Hanover provides limited perquisites to its NEOs in connection with the performance of their duties to Hanover and the Bank. Mr. Puorro and Mr. Burns are provided with a car allowance and all other business expenses associated with the automobile are reimbursed in accordance with the Bank’s business reimbursements and expense policy (i.e. mileage, tolls, insurance, gas). See --- Compensation Objectives and Policies – Perquisites,

Employment Agreements

The Company is party to employment agreements with several executives. Those agreements are described elsewhere in this Proxy Statement under “Executive Compensation.”

Roles & Responsibilities

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for discharging the Board’s duties in executive compensation matters and for administering the Company’s incentive and equity-based plans. This includes oversight of the total compensation programs for the Company’s CEO and other executive officers, including all NEO’s. The Committee is comprised solely of independent directors. The Committee receives input and data from Hanover’s Finance and Human Resources functions as well as outside consultants and advisors to provide external reference and perspective.

The Committee reviews all compensation components for the Company’s Chief Executive Officer and other executive officers, including base salary, cash and equity annual incentive awards, and other benefits and perquisites. The Committee reviews the Chief Executive Officer’s performance annually and makes decisions regarding the NEO’s compensation, including base salary, incentives and equity grants based on this review. The Compensation Committee reviews its decisions with the full Board of Directors.

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The Committee has the sole authority and resources to obtain advice and assistance from internal or external legal, human resources, accounting or other advisors and consultants as it deems desirable or appropriate. The Committee has direct access to outside advisors and consultants throughout the year as they relate to executive compensation. The Committee has direct access to and meets periodically with the compensation consultant independently of management.

Independent Compensation Consultant

The Compensation Committee utilizes Meridian Compensation Partners, LLC as its compensation consultant. Meridian reports directly to the Committee and performs no other work for the Company. The consultant carries out its responsibilities to the Committee as requested by the Committee. The Committee has reviewed and concluded that Meridian’s consultation services comply with the standards adopted by the SEC and by Nasdaq with respect to compensation advisor independence and conflicts of interest.

Management

Although the Committee makes independent determinations on all matters related to compensation of the NEO’s, certain members of management may be requested to attend or provide input to the Committee. Input may be sought from the Chief Executive Officer, President, Chief Financial Officer, or others to ensure the Committee has the information and perspective it needs to carry out its duties. In particular, the Committee seeks input from the Chief Executive Officer on matters relating to strategic objectives, Company performance goals and input on his assessment of the NEO’s, including contribution and individual performance of each of his direct reports. The Chief Executive Officer, President and Chief Financial Officer often assist the Committee on matters of design, administration and operation of the Company’s compensation programs.

Although executives may provide insight, suggestions or recommendations regarding executive compensation, they are not present during the Compensation Committee’s deliberations or vote. Only Compensation Committee members vote on decisions regarding executive compensation. The Committee regularly meets in executive session without management present. While the Chief Executive Officer makes recommendations on other NEO’s, the Committee is ultimately responsible for approving compensation for all NEO’s. The Chief Executive Officer’s compensation is discussed in executive session without members of management, including the Chief Executive Officer, present.

Additional Information about Our Compensation Practices

As a matter of sound governance, we follow certain practices with respect to our compensation program. We regularly review and evaluate our compensation practices in light of regulatory developments, market standards and other considerations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth information concerning the compensation of our Chief Executive Officer and our next two most highly compensated executive officers (the “NEO’s”) for the fiscal year ended December 31, 2025.

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Summary Compensation
Name and		Salary	Bonus	Stock Awards (1)	Option Awards	Non-equity incentive plan compensation	Change in pension value and non- qualified deferred compensation earnings	All other compensation (2)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Michael P. Puorro	2025	716,000	—	491,047	—	235,147	—	57,688	1,499,882
Chairman, President and Chief Executive	2024	682,000	—	196,055	—	205,853	—	47,560	1,301,062
Officer	2023	625,000	—	187,483	—	281,250	—	46,712	1,065,049

McClelland Wilcox (3)	2025	575,000	—	274,993	—	—	—	37,177	887,170
Former President	2024	550,000	—	134,376	—	112,875	—	24,473	929,053
	2023	525,000	—	131,248	—	157,500	—	25,004	794,127

Joseph F. Burns (4)	2025	406,850	—	59,254	—	85,029	—	24,800	575,933
Executive Vice President and	2024	395,000	—	—	—	138,378	—	22,969	556,347
Chief Lending Officer	2023	40,393	—	141,600	—	100,000	—	800	282,793

(1)	Stock awards reported reflect the grant date fair value of restricted stock awards and performance awards under Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation (“ASC Topic 718”).
(2)	All other compensation consists of 401(k) matching contributions, automobile allowance, and life insurance premiums.
(3)	Mr. Wilcox left the Company and the Bank, effective as of March 31, 2026, in connection with a management restructuring initiative.
(4)	Mr. Burns commenced employment on November 16, 2023.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options(#) un- exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2)
	(#)	(#)	(#)	($)	(#)	(#)	($)	(#)	(#)
Michael P. Puorro	—	—	—	—	—	9,336	215,755	35,446	819,157
McClelland Wilcox	—	—	—	—	—	5,228	120,819	23,376	540,219
Joseph F. Burns	—	—	—	—	—	2,553	52,067	7,053	162,995

(1)	Awards granted pursuant to the 2018 and 2021 Company equity incentive plans that vest 20% per year based on continued employment through the fifth anniversary of the grant date (subject to certain exceptions).
(2)	Based on the Company’s closing stock price of $23.11 on December 31, 2025.

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Puorro Employment Agreement

The Bank maintains the Second Amended and Restated Employment Agreement with Mr. Puorro (“Puorro Employment Agreement”). The Puorro Employment Agreement was originally entered into on January 1, 2025 (“Effective Date”) for a three-year term. On each anniversary of the Effective Date, the Puorro Employment Agreement is automatically renewed for an additional year, unless the Board of Directors of the Bank or Mr. Puorro gives 90 days’ prior notice from the renewal date of a desire not to renew. The Puorro Employment Agreement was automatically renewed January 1, 2026, through January 1, 2029.

The Puorro Employment Agreement sets forth the terms and conditions of Mr. Puorro’s employment with the Bank, including severance pay, base salary, incentive compensation, health and welfare benefits, restrictive covenants and change in control benefits. During the 2025 fiscal year, Mr. Puorro received an annual base salary of $716,000. The Board of Directors or the Compensation Committee will review Mr. Puorro’s base salary on an annual basis for purposes of adjusting his salary. Unless there is a bank-wide reduction in base pay, Mr. Puorro’s base salary cannot be less than what is then in effect prior to his salary review. Mr. Puorro is also eligible to participate in our incentive plans, tax-qualified retirement plans and other benefit plans for executive officers. The Puorro Employment Agreement also provides for a monthly car allowance and reimbursement for his premiums on a life insurance policy he owns.

In the event that Mr. Puorro’s employment is terminated without cause, he is entitled to receive a lump sum payment equal to the sum of two times (i) his then current base salary, (ii) the highest cash bonus paid to him over the prior three years, (iii) the highest grant date value of any equity award granted to Mr. Puorro over the prior three years, and (iv) his annual automobile allowance. In addition, the Bank will maintain Mr. Puorro’s then current health, hospital, medical and life insurance benefits in effect for two years after his termination or pay Mr. Puorro the value of the premiums for such coverage. In the event of a change-in-control transaction, Mr. Puorro will be entitled to a lump sum cash payment equal to the sum of 2.99 times (i) his then current base salary, (ii) the highest cash bonus paid to him over the prior three years, (iii) the highest grant date value of any equity award granted to Mr. Puorro over the prior three years, and (iv) his annual automobile allowance. In addition, Mr. Puorro’s then current health, hospital, medical and life insurance benefits are to be maintained in effect for three years after the change in control transaction, or Mr. Puorro is to be paid the value of the premiums for such coverage. The benefits upon a change in control are subject to reduction to avoid the imposition of excise taxes under Section 4999 of the Code, provided that such reduction would result in a better after-tax result for Mr. Puorro. Had a change in control occurred as of December 31, 2025, at an assumed price equal to the closing price of Hanover Bancorp, Inc. stock on said date ($23.11), Mr. Puorro would have been entitled to receive a net cash payment, after the reduction required to ensure that the payments would not constitute an excess parachute payment, of approximately $4.0 million under the Puorro Employment Agreement. All severance payments are subject to the effectiveness of the release of claims noted in the Puorro Employment Agreement.

In the event Mr. Puorro resigns his employment from the Bank, or his employment is terminated due to his death or disability, Mr. Puorro is entitled to all earned and unpaid compensation as of said date, as well as the vested benefits under the terms of the respective benefit plans in which Mr. Puorro is a participant.

During the term of the Puorro Employment Agreement and for one year following its termination, Mr. Puorro cannot solicit or attempt to solicit any customer or employee of the Bank; accept business from, or perform work for any customer or potential customer of the Bank; cause or attempt to cause a licensor, supplier or vendor of the Bank to reduce or sever its affiliation with the Bank within 12 months of his separation from service with the Bank; or otherwise interfere with the business or accounts of the Bank.

Amounts paid under the Puorro Employment Agreement are subject to clawback in accordance with any government regulation and any policy maintained by the Bank or its holding company.

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Burns Change in Control Agreement

The Bank maintains a three-year Change in Control Agreement with Mr. Burns effective December 20, 2023 (the “Burns CIC Agreement”) which provides for a change in control benefit only. The term of the Burns CIC Agreement was extended by the Bank through December 23, 2027. Notwithstanding the foregoing, if the term of the Burns CIC Agreement would terminate, at any time after the Bank or the Company has engaged in substantive negotiations regarding a transaction which would lead to a change in control, the Burns CIC Agreement would continue to remain in full force and effect until the earlier to occur: (i) the effective date of the Change in Control or (ii) the termination of the negotiations of the proposed transaction which would resulted in a Change in Control; further provided, however, that unless each party shall give written notice of its intentions to not to renew the term of the Burns CIC Agreement at least 180 days prior to the end of term (as extended), the Burns CIC Agreement shall renew for an additional one year period upon the conclusion of each term.

The Burns CIC Agreement provides that in the event of a Change of Control, Mr. Burns shall be entitled to receive a lump sum cash payment equal to one (1) times the sum of (i) his then current annual base salary, and (ii) the highest cash bonus payment paid to him over the past three years. The agreement contains customary non-solicitation and confidentiality covenants. Any payments or benefits under the Burns CIC Agreement or any other plan or arrangement that would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended, will be reduced to Mr. Burn’s 280G limit in accordance with the terms of the respective arrangement and the rules and regulations promulgated under Section 280G of the Internal Revenue Code. The agreement is further subject to compliance with Section 409A of the Internal Revenue Code. Had a change in control occurred as of December 31, 2025, at an assumed price equal to the closing price of Hanover Bancorp, Inc. stock ($23.11), Mr. Burns would have been entitled to receive a net cash payment, after the reduction required to ensure that the payments would not constitute an excess parachute payment, of approximately $637,000 under the Burns CIC Agreement.

Wilcox Employment Agreement. On February 12, 2026, the Board of Directors of the Company and the Bank approved a Transition Agreement and General Release for Mr. Wilcox, President of the Company and the Bank, pursuant to which Mr. Wilcox left the Company and the Bank effective as of March 31, 2026 in connection with a management restructuring initiative.   Upon the execution and non-revocation of the Transition Agreement and General Release, Mr. Wilcox received a severance benefit in the amount of approximately $2.15 million pursuant to terms of his employment agreement with the Company, which was terminated in connection with his departure from the Company.

Director Compensation

We pay our non-employee members of the Board a retainer of $36,996 annually. Our Lead Independent Director also receives an additional retainer of $3,750 per quarter, and our committee chairs receive an additional fee of between $2,500 and $14,000 per year. We also pay committee fees to those Board members who serve on Board committees. Our Directors also participate in our equity compensation plans. The table below shows the compensation paid to our non-employee directors for the fiscal year ended December 31, 2025.

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	Fees earned or paid in cash	Stock Awards	Total
Name	($)	($)	($)
Varkey Abraham	49,079	35,000	84,079
Robert Golden	72,204	35,000	107,204
Ahron H. Haspel	67,579	35,000	105,579
Michael Katz	53,454	35,000	88,454
Metin Negrin	65,704	35,000	100,704
Philip Okun	70,954	35,000	105,954
Elena Sisti	61,329	35,000	96,329
John R. Sorrenti	50,079	35,000	85,079
Michael Thaden (1)	—	—	—

(1)	Mr. Thaden serves as director designee of Castle Creek and does not receive any direct compensation for his services as a director.

Interest of Management and Others in Certain Transactions; Review, Approval or Ratification of Transactions with Related Persons

Under Hanover Community Bank’s Code of Ethics, the Chairman of the Audit Committee is to review and approve all related party transactions involving members of the Board, other than extensions of credit by the Bank in the ordinary course of its business. Under banking regulation, those extensions of credit must be approved by the full Board of Directors.

By “related party transaction,” we mean a transaction between the Company or any of its subsidiaries, on the one hand, and an executive officer, director or immediate family member of an executive officer or a director, on the other hand.

We have made in the past and, assuming continued satisfaction of generally applicable credit standards, expect to continue to make loans to directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with Hanover and do not involve more than the normal risk of collectability or present other unfavorable features. Neither the Company nor the Bank has entered into any other transactions since January 1, 2025 in which the amount involved exceeded $120,000 and in which any related parties had or will have a direct or indirect material interest.

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PROPOSAL 2 — APPROVAL OF THE HANOVER BANCORP, INC. 2026 EQUITY INCENTIVE PLAN

Overview

At the Annual Meeting, shareholders will be asked to approve the Hanover Bancorp, Inc. 2026 Equity Incentive Plan (the “2026 Plan”), a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. The following summary of key provisions of the 2026 Plan is qualified in its entirety by reference to the attached 2026 Plan document. Based upon the recommendation of the Compensation Committee, our Board approved the 2026 Plan on April 30, 2026 and recommended that it be submitted to the shareholders for approval at this year’s Annual Meeting.

Equity Compensation is an Important Part of Our Compensation Program

The Company has historically maintained equity-based incentive plans for the benefit of employees, non-employee directors, members of any advisory committee and service providers of the Company and the Bank. The Compensation Committee believes that equity-based incentives are essential to attract and retain the services of the individuals who are likely to make significant contributions to the success of the Company. Equity-based compensation encourages executives to act as owners with an equity stake in the Company, discourages inappropriate risk-taking and contributes to the continuity and stability within the Company’s leadership. The 2026 Plan, like the 2018 Plan and 2021 Plan, is designed to advance these interests of the Company and its shareholders. See also Plan Summary – Purposes of the 2026 Plan.

The 2018 and 2021 Equity Plans Do Not Have Sufficient Shares Available

The 2026 Plan is intended to serve as a successor to the Company’s existing 2018 and 2021 Plans. As of March 31, 2026 there were approximately 51,798 shares of our Common Stock subject to outstanding restricted stock, restricted stock units and performance stock units, no outstanding stock options and approximately 5,026 shares of our Common Stock available for future awards under the 2018 Equity Plan and 162,030 shares of our Common Stock subject to outstanding restricted stock, restricted stock units and performance stock units, no outstanding stock options and approximately 110,263 shares of our Common Stock available for future awards under the 2021 Equity Plan. See chart below under “Key Data Relating to Outstanding Equity Awards and Shares Available”. The Company’s ability to use long-term equity-based compensation as a significant component of its overall compensation would be quite limited if the shareholders do not approve the 2026 Plan.

As noted above, the 2026 Plan will serve as the successor to the 2018 and 2021 Plans. If the 2026 Plan is approved, any remaining unvested restricted stock awards under the 2018 and 2021 Plans will remain outstanding and any stock options will remain outstanding until vested, exercised or expired under the terms of the respective plans. No additional awards will be granted under the 2018 Plan or the 2021 Plan upon shareholder approval of the 2026 Plan; shares remaining available for issuance from the 2018 and 2021 Plans will be rolled over to the 2026 Plan.

Share Pool. In order to maintain equity-based compensation as part of our overall compensation program 270,289 shares of Common Stock (inclusive of the 5,026 and 110,263 shares that remain available under the 2018 and 2021 Plans, respectively and rolled over to the 2026 Plan) will be available for issuance as equity-based incentives under the 2026 Plan. Any Awards granted in any calendar year to any one Director shall not provide for the issuance of and/or cash payment with respect to, more than $500,000 in cash or the equivalent thereof, based on the fair market value of a Share of Common Stock on the date the award is granted to the non-employee director. The duration of the share pool for the 2026 Plan is estimated at 3 years.

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Key Data Relating to Outstanding Equity Awards and Shares Available

The following table includes information regarding outstanding equity awards and shares available for future awards under prior plans, including the 2018 and 2021 Plans as of March 31, 2026 (and without giving effect to approval of the 2026 Plan under this Proposal):

	Prior Plans
Total shares underlying outstanding stock options	16,000	(1)
Total shares underlying outstanding unvested time-based full value awards	176,689
Total shares underlying outstanding unearned and unvested performance-based full value awards	37,139	(2)
Total shares underlying all outstanding awards	229,828

Total shares currently available for grant under the 2018 and 2021 Plans	115,289	(3)

Common Stock outstanding as of April 7, 2026	7,156,661

(1)	Stock options outstanding, as of March 31, 2026, had a weighted-average exercise price of $13 and a weighted-average remaining term of 0.4 years. There are no outstanding stock appreciation rights. These options were granted under the 2013 and 2016 stock option plans.
(2)	Assumes performance-based awards will vest and pay out based on target performance levels being achieved.
(3)	Represents the total number of shares available for future awards under the 2018 and 2021 Plans. These were our only equity compensation plans with shares remaining available for future grants as of March 31, 2026.

The 2026 Plan Reflects Compensation and Governance Best Practices

In order to replace the 2018 and 2021 Plans, our Board has approved, subject to shareholder approval, the 2026 Plan in the form attached to this Proxy Statement as Appendix A. The 2026 Plan is intended to replace the 2018 and 2021 Plans as the plan under which the Company will grant equity awards to attract, motivate and retain highly qualified employees, officers, directors and consultants of the Company by providing them with meaningful long-term financial incentives. The 2026 Plan contains provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices, including:

●	Shareholder approval is required for additional shares. The 2018, 2021 and 2026 Plans do not contain an annual “evergreen” provision, pursuant to which the share pool would be automatically increased each year based on a specified formula. Rather, the 2026 Plan reserves for issuance a total of 270,289 shares of Common Stock for new awards.

●	No liberal share recycling. Shares retained by or delivered to the Company to pay the exercise price of stock options or stock appreciation rights or to satisfy withholding for taxes in connection with the exercise or settlement of an award will not be added back to the pool of available shares under the 2026 Plan and will not be available for future awards.

●	Repricing is not allowed. The 2026 Plan expressly prohibits the Company from repricing stock options without first obtaining shareholder approval.

●	Director Limits. The 2026 Plan places an annual limit of $500,000 on the value of equity grants that can be made to any individual non-employee directors.

●	No discount stock options. All stock options will have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

●	Minimum Vesting Requirement. Subject to certain limited exceptions, awards granted under the 2026 Plan will be subject to a minimum vesting period of one year.

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●	Dividends and other Distributions. Dividends and other distributions on Shares underlying all Awards are subject to the same restrictions on vesting and cannot be distributed until the underlying Awards vest.

●	Awards Subject to a Clawback Policy. Awards under the 2026 Plan will be subject to any compensation recoupment policy that the Company may adopt from time to time.

Description of the 2026 Plan

Set forth below is a summary of the material terms of the 2026 Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the 2026 Plan attached to this Proxy Statement as Appendix A. Shareholders are encouraged to review the text of the 2026 Plan carefully.

Purpose. The purpose of the 2026 Plan is to promote the growth and profitability of the Company by (a) encouraging outstanding individuals to accept or continue employment with the Company or to serve as directors of the Company, (b) providing those persons with incentive compensation opportunities in the form of stock options, restricted stock, restricted stock units, and or performance units, thereby aligning their interests with those of the Company’s shareholders, and (c) furthering the Company’s risk mitigation strategy by enabling the Company to provide incentive compensation that appropriately balances risk and reward.

Effective Date. The 2026 Plan will be effective on May 29, 2026, if approved by the Company’s shareholders at the Annual Meeting.

Administration. The Compensation Committee will administer the 2026 Plan. Among other powers, the Compensation Committee will have full and exclusive power to: (i) establish the terms and conditions upon which an award may be made and exercised under the 2026 Plan; (ii) interpret the terms and the intent of the 2026 Plan and any award agreement; (iii) determine eligibility for awards; (iv) determine award recipients; (v) grant awards; (vi) accelerate the exercisability of any award, the end of a performance period applicable to an award, or termination of any restriction imposed on an award under the 2026 Plan; (vii) determine what leaves of absences do not constitute interruptions of employment or service or continuous employment or service; (viii) determine the fair market value of the shares of Common Stock of the Company; (ix) designate an award as performance-based compensation or as performance units, select the performance measures, and (x) make all other determinations relating to the 2026 Plan.

The Compensation Committee may delegate to one or more of its members, other directors, and officers of the Company such administrative duties or powers as it may deem advisable. The Compensation Committee may authorize one or more of the Company’s officers to designate employees to be recipients of awards and/or determine the size of any such award; provided that (i) the Compensation Committee may not delegate such authority with respect to awards to be granted to an officer or other directors of the Company or a person who beneficially owns more than ten percent of Common Stock, (ii) the authorizing resolution of the Compensation Committee must state the total number of awards that may be so granted; and (iii) the officer must report periodically to the Compensation Committee about the nature and scope of the awards granted.

Eligibility for Participation. The 2026 Plan is available to all directors of the Company and its subsidiaries and all officers, non-employee directors and “Service Providers” (as defined in the 2026 Plan) of the Company and its subsidiaries who, in the opinion of the Compensation Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Subject to the provisions of the 2026 Plan, the Compensation Committee has the authority to select from all eligible individuals those to whom awards are granted and to determine the nature and amount of each award.

Shares Available for Awards; Maximum Awards. Up to 270,289 shares of Common Stock (inclusive of 5,026 shares and 110,263 shares that remain available under the 2018 and 2021 Plans, respectively and will roll over to the 2026 Plan). Any Awards granted in any calendar year to any one Director shall not provide for the issuance of, and/or cash payment with respect to, more than in cash or the equivalent thereof, based on the fair market value of a Share of Common Stock on the date the award is granted to the non-employee director.

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Adjustments for Changes in Capitalization and Other Corporate Changes. In the event that the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, without the receipt of consideration by the Company, through reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in shares or other distributions to Common Shareholders other than regular cash dividends, the Compensation Committee shall make appropriate and proportionate adjustments in the number and kind of shares that may be issued under the 2026 Plan, as well as other maximum limitations under the 2026 Plan, and the number and kind of shares of Common Stock or other rights and prices under outstanding awards.

Registration of Shares. As soon as is practicable after the 2026 Plan is approved by shareholders, the Company intends to register the shares of its Common Stock on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended.

Tax Withholding. To the extent that a participant incurs any tax liability in connection with the exercise or receipt of an award under the 2026 Plan, the Compensation Committee may permit the award recipient to elect to satisfy the minimum required tax obligation by payment in cash, withholding from cash payments made under the 2026 Plan or other sums that are due or become due from the Company, or the transfer of shares by the Company or withholding shares of Common Stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld, or a combination thereof in each case, as set forth in the award agreement.

Transferability. Generally, awards granted under the 2026 Plan may not be transferred other than by will or the laws of descent and distribution, provided that, subject to compliance with applicable securities laws, a participant may transfer his or her nonqualified stock options to his or her spouse, lineal ascendants and descendants or to a trust for the benefit of such persons. Unless otherwise provided in an award agreement, awards granted under the 2026 Plan may be exercised only by the participant during the participant’s lifetime.

Repricings. Without the prior consent of the shareholders, outstanding stock options cannot be repriced, directly or indirectly, nor may stock options be cancelled or exchanged for stock options with an exercise price that is less than the exercise price of the original stock option. In addition, the Company may not, without the prior approval of shareholders, repurchase an option for value from a participant if the current market value of the underlying stock is lower than the exercise price.

Amendment and Termination. Our Board may, at any time and from time to time and in any respect, amend or modify the 2026 Plan, including to ensure that the 2026 Plan and each award granted under the 2026 Plan comply with applicable law, regulations and stock exchange rules. No amendment or modification of the 2026 Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award. The Board may also terminate the 2026 Plan at any time. The termination of the 2026 Plan will have no effect on awards that were outstanding at the time of termination.

Change in Control. The Committee may, in its sole discretion, provide that any time-based vesting requirement applicable to an award shall be deemed satisfied in full in the event that both a change in control occurs and a cessation of the participant’s employment occurs, or if the surviving entity in such change in control does not assume or replace the award. With respect to an award that is subject to one or more performance objectives, the Committee may, in its sole discretion, provide that in the event of a change in control, any full or prorated award will be paid under the circumstances described in the previous sentence before any or all of the applicable performance objectives of the award are certified (or without regard to whether they are certified).

All obligations of the Company with respect to awards granted under the 2026 Plan will be binding on any successor to the Company.

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Certain Federal Income Tax Consequences. The federal income tax consequences arising with respect to awards granted under the 2026 Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the 2026 Plan, based on current federal income tax laws. This discussion is intended for the information of shareholders considering how to vote at the meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary is not intended to be exhaustive and, among other things, does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. Participants should not rely on this discussion for individual tax advice, as each participant’s situation and the tax consequences of exercising awards and disposing of the underlying shares of Common Stock will vary depending upon the specific facts and circumstances involved. Each participant is advised to consult with his or her own tax advisor.

●	Incentive Stock Options. A participant will not recognize income upon the grant or exercise of an award that qualifies as an ISO under the 2026 Plan. However, the difference between the fair market value of the stock on the date of exercise and the exercise price is an item of tax preference which may cause the participant to be subject to the alternative minimum tax in the year in which the ISO is exercised. If a participant exercises an ISO and does not dispose of the underlying shares within (i) two years from the date of grant of the ISO, and (ii) one year from the date of exercise, the participant will generally recognize capital gain or loss on a subsequent sale of the stock equal to the difference between the sales price and the exercise price. If a participant disposes of Common Stock acquired upon exercise of an ISO before the expiration of either the two-year or the one-year holding periods described in the preceding sentence (each a “disqualifying disposition”), the participant will generally realize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess of the fair market value of the shares on the date of disposition over the exercise price. The remaining gain, if any, will be taxed to the participant as long-term or short-term capital gain depending on the holding period for such shares. The Company will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an ISO. Upon any disqualifying disposition by a participant, the Company will generally be allowed a deduction to the extent the participant realizes ordinary income.

●	Nonqualified Stock Options. A participant who is granted an option under the 2026 Plan which does not qualify as an ISO shall be treated as having been granted a nonqualified stock option. Generally, the grant of an NQSO does not result in a participant recognizing income. Upon the exercise of an NQSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the Common Stock at the time of exercise over the exercise price of the NQSO. The Company will generally be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant, provided the Company satisfies its information reporting obligations with respect to such income. On a subsequent sale of the shares of the Common Stock, the participant will recognize capital gain or loss equal to the difference between the amount realized from the sale of stock and the participant’s adjusted basis in those shares, which will generally be the sum of the amount paid and the amount of income previously recognized by the participant in connection with the exercise of the NQSO. Such capital gain will be long or short term depending upon the holding period for such shares.

●	Restricted Stock. In general, the grant of restricted stock has no tax effect on the Company or the participant. When the shares become vested pursuant to the restricted stock award, the participant will recognize ordinary income equal to the fair market value of the shares delivered to him or her under the restricted stock award and the Company will generally be allowed a federal income tax deduction in an amount equal to the amount included in income by the participant, provided such amount constitutes an ordinary and necessary business expense, and provided further that the Company satisfies its information reporting obligations with respect to such income. Such deduction will be allowed in the tax year in which the participant recognizes such income.

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Within thirty (30) days after the date restricted stock is transferred pursuant to an award, a participant may elect under Section 83(b) of the Code (“Section 83(b)”) to be taxed on the fair market value of the restricted stock at the time of the award, rather than at the time the restricted stock is no longer subject to a substantial risk of forfeiture or becomes transferable. In such case, the Company would be allowed a federal income tax deduction in the year of the award. If such an election is made, the participant will not recognize any income at the time the restricted stock becomes unrestricted and the Company will not be entitled to an additional deduction at such time. If the participant subsequently forfeits the restricted stock, the participant will not be allowed a deduction in respect of such forfeiture, and no refund will be available to the participant for the taxes previously paid, nor shall the Company have any obligation to reimburse the participant.

Regardless of whether a participant makes a Section 83(b) election, upon a subsequent sale or exchange of the restricted stock, the participant will recognize capital gain or loss based on the difference between the amount realized from the sale of stock and the participant’s adjusted basis in those shares, which will generally be the sum of the amount paid (if any) and the amount of income previously recognized by the participant. The capital gain or loss will be long-term gain or loss if the shares are held by the participant for at least one year after the restrictions lapse or the shares become transferable, whichever occurs first. If a Section 83(b) election is made, the participant’s holding period in the shares will begin to run from the date of the transfer.

●	Restricted Stock Units and Performance Units. A participant who is granted a restricted stock unit or a performance unit under the 2026 Plan will not recognize taxable income at the time of grant so long as the award is nontransferable and is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued services requirements or other conditions that must be satisfied before delivery of the cash and/or shares of Common Stock payable pursuant to the award. The recipient will generally recognize ordinary income when the substantial risk of forfeiture expires or is removed. If, however, an award agreement relating to a restricted stock unit permits the participant to defer the receipt of the award amount until some date after the substantial risk of forfeiture expires or is removed, then the recipient will generally recognize ordinary income at the expiration of the deferral period rather than on date the substantial risk of forfeiture expires or is removed. In either case, the Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. Upon a subsequent sale of shares of Common Stock received as payment of an award, the recipient will recognize capital gain or loss equal to the difference between the sales price and the participant’s adjusted basis in those shares, which will generally be the amount of income previously recognized by the participant.

Miscellaneous Tax Issues. Compensation to a participant who is an employee which results from awards under the 2026 Plan will constitute wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act and thus will result in additional tax liability to the Company, generally with respect to each award at the time that such award is no longer subject to a substantial risk of forfeiture or becomes transferable.

Compliance with Section 409A of the Code. Section 409A of the Code, imposes requirements applicable to “nonqualified deferred compensation plans,” including rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a non-qualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the awards to be granted under the 2026 Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, deferred stock. It is intended that any award agreement that will govern awards subject to Section 409A will comply with these rules.

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Interest of Certain Persons in the Adoption of the 2026 Plan; Future 2026 Plan Benefits. The Company’s current directors and executive officers and the director nominees have an interest in the proposal to adopt the 2026 Plan, as each is eligible to receive awards under the 2026 Plan. The benefits that will be received by or allocated to eligible persons under the 2026 Plan, including each of the current directors, each of the director nominees (assuming election at the Annual Meeting), each of the named executive officers, the current executive officers as a group, the current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group, are discretionary and are not presently determinable.

Consideration to be Received by the Company for Awards. The Company will receive no monetary consideration for the granting of awards under the 2026 Plan. The Company will receive no monetary consideration other than the option price for shares of Common Stock delivered to participants upon the exercise of stock options. The Company will receive no monetary consideration regarding the vesting of restricted stock, restricted stock units or performance units.

Current Stock Price. On April 17, 2026, the closing price of a share of Common Stock as reported on the NASDAQ Global Select Market was $22.67 per share.

The following table provides information with respect to the equity securities that are authorized for issuance under the Company’s equity compensation plans as of December 31, 2025.

	Equity Compensation Plan Information
			Number of securities
	Number of securities	Weighted-average	remaining available
	to be issued upon	exercise price of	for issuance under
	exercise of outstanding options,	outstanding options,	equity compensation plans (excluding
	warrants and rights	warrants and rights	securities reflected in
	(A)	(B)	column (A)) (C)
Equity compensation plans approved by shareholders	16,000	$13.00	8,767
Equity compensation plans not approved by shareholders	—	—	157,445
Total	16,000	$13.00	166,212

Required Vote

THE PROPOSAL TO APPROVE THE HANOVER BANCORP, INC. 2026 EQUITY INCENTIVE PLAN REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES CAST AND ENTITLED TO VOTE ON THE PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES WILL BE COUNTED FOR PURPOSES OF DETERMINING THE PRESENCE OF A QUORUM BUT WILL HAVE NO IMPACT ON THE OUTCOME OF THE VOTE ON PROPOSAL 2.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE HANOVER BANCORP, INC. 2026 EQUITY INCENTIVE PLAN.

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PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Crowe LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the next fiscal year. This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good governance. In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects independent auditors for the following fiscal year. In addition, if the ratification of the independent registered public accounting firm is approved by shareholders at the Annual Meeting, the Audit Committee may also consider other independent registered public accounting firms in the future if it determines that such consideration is in the best interests of the Company and its shareholders.

Crowe LLP has served as our independent registered public accounting firm since 2019, and one or more representatives of Crowe LLP will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from shareholders.

Required Vote

THE PROPOSAL TO RATIFY THE SELECTION OF CROWE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE NEXT FISCAL YEAR END, REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES CAST AND ENTITLED TO VOTE ON THE PROPOSAL.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE NEXT FISCAL YEAR END.

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth a summary of the fees billed or expected to be billed to the Company by Crowe LLP for professional services rendered for the years ended December 31, 2025, and December 31, 2024.

	December 31, 2025	December 31, 2024
Audit Fees	$440,000	$595,350
Audit Related Fees	25,145	25,410
Tax Fees	—	—
Other Fees	—	—
Total Fees	$465,145	620,760

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accountants and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accountants in accordance with this pre-approval policy, and the fees for the services performed to date.

During the year ended December 31, 2025, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

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Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all communications required by generally accepted accounting standards.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management. In concluding that the accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026.

Audit Committee of the Board of Directors of

Hanover Bancorp, Inc.

Ahron H. Haspel (Chair)

Michael Katz

Metin Negrin

Philip Okun

Elena Sisti

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SHAREHOLDER PROPOSALS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 24, 2026. If next year’s annual meeting is held on a date more than 30 calendar days from May 28, 2027, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a shareholder who has given appropriate notice to the Company before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given the Company appropriate notice of their intention to bring that business before the meeting. Under our Bylaws, such nominations and proposals must be received by the Secretary of the Company no more than 120 days, and no less than 90 days, from the anniversary date of this Annual Meeting.

Additionally, to comply with the universal proxy rules for our fiscal 2027 annual meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 29, 2027.

SHAREHOLDER COMMUNICATIONS

The Company welcomes shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of the Corporate Secretary, Hanover Bancorp, Inc., 80 East Jericho Turnpike, Mineola, New York 11501. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all persons associated with the Company and subject to Section 16(a) have made all required filings on a timely basis for the fiscal year ended December 31, 2025.

OTHER MATTERS

Management knows of no other matters to be presented for consideration at the meeting, or any adjournments thereof. If any other matters shall properly come before the meeting for action by the shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder for the shareholder, pursuant to discretionary authority granted therein.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone but will not receive additional compensation for these activities.

To further reduce costs, if you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

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APPENDIX A

HANOVER BANCORP, INC.

2026 EQUITY INCENTIVE PLAN

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HANOVER BANCORP, INC.
2026 EQUITY INCENTIVE PLAN

ARTICLE 1 - PURPOSE AND GENERAL PROVISIONS

1.1             Establishment of Plan. Hanover Bancorp, Inc., a Maryland corporation (the “Company”), hereby establishes an equity incentive compensation plan to be known as the “Hanover Bancorp, Inc. 2026 Equity Incentive Plan” (the “Plan”), as set forth in this document.

1.2             Purpose of Plan. The purpose of the Plan is to: (i) align the interests of the Company’s stockholders and the recipients of Awards under the Plan by increasing the economic interest of such recipients in the Company’s growth and success and to creating an ownership culture; (ii) advance the interests of the Company by attracting and retaining officers, Non-Employee Directors and Service Providers; and (iii) encourage such persons to act in the long-term best interests of the Company and its stockholders and the Bank.

1.3             Types of Awards. Awards under the Plan to eligible Participants may be in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or any combination thereof.

1.4             Effective Date. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder requirements. The Plan will remain in effect as long as any Awards are outstanding; provided, however, no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

ARTICLE 2 - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including among others the “Bank” (as defined below). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company and the Committee shall be authorized to act on behalf of all other entities included within the definition of “Affiliate.”

“Award” means an award granted to a Participant under the Plan that consists of one or more Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or a combination of these.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

“Bank” means Hanover Community Bank.

“Board of Directors” means the Board of Directors of the Company.

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“Change in Control” means the occurrence of one of the following events:

(a)             if any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more (the “CIC Percentage”) of the combined voting power of the Company’s then-outstanding securities; provided, however, that if such Person first obtains the approval of the Board of Directors to acquire the CIC Percentage, then no Change in Control shall be deemed to have occurred unless and until such Person obtains a CIC Percentage ownership of the combined voting power of the Company’s then-outstanding securities without having first obtained the approval of the Board of Directors; or

(b)             if any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company’s then-outstanding securities, whether or not the Board of Directors shall have first given its approval to such acquisition; or

(c)             during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board of Directors; provided, however, that any new directors whose election, nomination for election by the Company’s stockholders or appointment was approved by a vote of at least one-half of the directors then still in office who either were directors at the beginning of the period or whose election, nomination or appointment was previously so approved shall be considered Incumbent Directors; and further provided, however, that no individual shall be considered an Incumbent Director if such individual’s election, nomination or appointment to the Board of Directors was in connection with an actual or threatened “election contest” (as described in Rule 14a-12(c) under the Exchange Act) with respect to the election or removal of directors (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any such Election Contest or Proxy Contest; or

(d)             the consummation of a merger or consolidation of the Company with any other corporation; provided, however, a Change in Control shall not be deemed to have occurred: (i) if such merger or consolidation would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation in substantially the same proportion as their ownership immediately prior to the merger or consolidation, or (ii) if the corporate existence of the Company is not affected and following the merger or consolidation, the directors of the Company prior to such merger or consolidation constitute at least a majority of the Board of Directors of the Company or the entity that directly or indirectly controls the Company after such merger or consolidation.

(e)             “Code” means the Internal Revenue Code of 1986, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Code includes any applicable regulations promulgated under that section. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

“Committee” means the Compensation Committee of the Board of Directors or such other committee consisting of two or more members of the Board of Directors as may be appointed by the Board of Directors from time to time to administer this Plan pursuant to Article 3. All of the members of the Committee shall be independent directors within the meaning of the NASDAQ’s listing standards (as applicable). If any member of the Committee does not qualify as an “Independent Director” within the meaning of Rule 16b-3 under the Exchange Act, the Board of Directors shall appoint a subcommittee of the Committee, consisting of at least two Independent Directors, to grant Awards to Insiders; each member of such subcommittee shall satisfy the requirements above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

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“Common Stock” means the common stock, par value $.01 per share, of the Company, and any other shares into which such Common Stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

“Company” means Hanover Bancorp, Inc., a Maryland corporation, and its successors and assigns.

“Director” means a member of the Board of Directors of the Company or of a board of directors of a Subsidiary of the Company.

“Disability” means, if the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit or Performance Stock Unit, to receive a payment in cash or stock, as applicable, equal to the amount of dividends paid on a share of Common Stock, as specified in the Award Agreement.

“Effective Date” shall have the meaning ascribed to such term in Section 1.4 hereof.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Exchange Act includes any applicable regulations promulgated under that section. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

“Fair Market Value” of a share of Common Stock of the Company means, as of the date in question,

(a)             if the Common Stock is listed for trading on the NASDAQ, the closing sale price of a share of Common Stock on such date, as reported by the NASDAQ or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(b)             if the Common Stock is not listed for trading on the NASDAQ but is listed for trading on another national securities exchange, the closing sale price of a share of Common Stock on such date as reported on such exchange, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

3

(c)             if the Common Stock is not listed for trading on a national securities exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of a share of Common Stock on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(d)             if the Common Stock is not publicly traded and reported, the fair market value as established in good faith by the Committee or the Board of Directors.

For purposes of subsection (c) above, if the Common Stock is not traded on the NASDAQ but is traded on more than one other securities exchange on the given date, then the largest exchange on which the Common Stock is traded shall be referenced to determine Fair Market Value.

Notwithstanding the foregoing but subject to the next paragraph, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement, or payout of any Award, it may specify such alternative definition in the Agreement applicable to the Award. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a share of Common Stock on the NASDAQ or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.

Notwithstanding the foregoing, (i) in the case of a Stock Option, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code section 409A; and (ii) in the case of a Stock Option that is intended to qualify as an ISO under Code section 422, Fair Market Value shall be determined by the Committee in accordance with the requirements of Code section 422.

“Good Reason” means, for purposes of this Plan, a termination of an Employee Participant for “Good Reason” as a result of the Participant’s resignation from the employment of the Company or Subsidiary upon the occurrence of any of the following events:

(i) the material reduction in the Participant’s base salary or base compensation;

(ii) the material reduction in the Participant’s authority, duties, and responsibilities without the written consent of the Participant.

(iii) the relocation of Participant’s principal place of employment that increases the Participant’s commute by more than thirty (30) miles; or

(iv) in the event the Participant is a party to an employment or change in control agreement that provides a definition of “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

“Incentive Stock Option” or “ISO” means a Stock Option which is designated as an “incentive stock option” and intended to meet the requirements of Code section 422.

“Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Exchange Act section 16(a).

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“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a “Termination for Cause” (as defined herein), or termination of an Employee Participant for Good Reason.

“NASDAQ” means The NASDAQ Stock Market LLC or its successor.

“Non-Employee Director” means any Director who is not also employed by the Bank or the Company.

“Nonqualified Stock Option” means any Option which is not designated as an “incentive stock option” or that otherwise does not meet the requirements of Code section 422.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased by a Participant pursuant to the exercise of a Stock Option.

“Participant” means an Employee or Non-Employee Director or Service Provider who is eligible to receive or has received an Award under this Plan.

“Performance Period” shall have the meaning ascribed to such term in Section 7.3.

“Performance Share” means an Award under Article 7 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Performance Unit” means an Award under Article 7 of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee), which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Person” means any “person” or “group” as those terms are used in Exchange Act Sections 13(d) and 14(d).

“Plan” means the Hanover Bancorp, Inc. 2026 Equity Incentive Plan set forth in this document and as it may be amended from time to time.

“Prior Plan” means collectively the Hanover Bancorp, Inc. 2021 Equity Compensation Plan, as amended from time to time and the Hanover Bancorp, Inc. 2018 Equity Compensation Plan, as amended from time to time.

“Restricted Stock” or “Restricted Stock Award” means an Award of shares of Common Stock under Article 6 of the Plan, which shares are issued with such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award of shares that the Committee grants to a Non-Employee Director with no restrictions.

“Restricted Stock Unit” or “RSU” means an Award under Article 6 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine and that has such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award that the Committee grants to a Non-Employee Director with no restrictions.

5

“Restriction Period” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine, during which time the Award is subject to forfeiture as provided in the Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means the uninterrupted provision of services as an Employee or Director of, or a Service Provider to, the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee, Director or Service Provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director or Service Provider (except as otherwise provided in the Award Agreement).

“Service Provider” means any natural person (other than an Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or the Subsidiary and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Stock Option” or “Option” means an Award granted under Article 5 which is either an Incentive Stock Option or a Nonqualified Stock Option. A Stock Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

“Subsidiary(ies)” means any corporation, affiliate, bank, or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination for Cause” means termination of employment or service because of a Participant’s intentional failure to perform his or her required duties or responsibilities to the Bank and the Company, personal dishonesty, or willful violation of any law, rule regulation (other than traffic violations or similar offenses). Notwithstanding the foregoing, if a Participant has an employment agreement or change in control agreement with the Company or the Bank, the definition of “Cause” or “Termination for Cause” shall have the meaning in said agreement.

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ARTICLE 3 - ADMINISTRATION; POWERS OF THE COMMITTEE

3.1             General. This Plan shall be administered by the Committee.

3.2             Authority of the Committee.

(a)             Subject to the provisions of the Plan, the Committee shall have the full and discretionary authority to (i) select the persons who are eligible to receive Awards under the Plan, (ii) determine the form and substance of Awards made under the Plan and the conditions and restrictions, if any, subject to which such Awards will be made, (iii) modify the terms of Awards made under the Plan, (iv) interpret, construe and administer the Plan and Awards granted thereunder, (v) make any adjustments necessary or desirable in connection with Awards made under the Plan to eligible Participants located outside the United States, and (vi) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate.

(b)             The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c)             Notwithstanding anything herein to the contrary, the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform; rather, the Committee shall be entitled to make non-uniform and selective determinations under the Plan and the Award Agreements.

(d)             Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive, final, and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

(e)             In the event the Company shall assume outstanding equity awards or the right or obligation to make such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards as it shall deem equitable and appropriate to prevent dilution or enlargement of benefits intended to be made under the Plan.

(f)             In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely on the advice of experts, including but not limited to employees of the Company and professional advisors.

3.3             Delegation of Authority. The Committee may, in its discretion, at any time and from time to time, delegate to one or more of its members such of its authority as it deems appropriate (provided that any such delegation shall be to at least two members of the Committee with respect to Awards to Insiders). The Committee may, at any time and from time to time, delegate to one or more other members of the Board of Directors such of its authority as it deems appropriate. To the extent permitted by law and applicable stock exchange rules, the Committee may also delegate its authority to one or more persons who are not members of the Board of Directors, except that no such delegation will be permitted with respect to Insiders.

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3.4             Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such Award Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign (or otherwise acknowledge receipt of) a copy of the Award Agreement or a copy of a notice of grant.

3.5             Indemnification. No member or former member of the Committee or the Board of Directors or person to whom the Committee has delegated responsibility under the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. The Company shall indemnify and hold harmless each member and former member of the Committee and the Board of Directors against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan, unless arising out of such member’s or former member’s own willful misconduct, fraud, bad faith or as expressly prohibited by statute. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the member or former member may have as a director or under the bylaws of the Company or otherwise.

ARTICLE 4 - SHARES AVAILABLE UNDER THE PLAN

4.1             Available Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

4.2             Share Limitations.

(a)             Share Reserve. Subject to the following provisions of this Section 4.2, the maximum number of shares of Common Stock that may be awarded or issued to Participants and their beneficiaries under the Plan shall be equal to: (A) 155,000 shares of Common Stock, plus (B) the number of shares of Common Stock, as of the Effective Date, remaining available for issuance, and not subject to outstanding Awards, under the Prior Plan (such sum of (A) and (B), the “Share Limit”. After the Effective Date, if any Shares subject to Awards granted under the Prior Plan again become available for new grants under the terms of such plan if such plan were still in effect (taking into account such Prior Plan’s provisions concerning termination or expiration, if any), then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under the first sentence of Section 4.2(a) (but not in excess of 20,000 shares in each 12-month period beginning on the Effective Date); provided that the Shares are subject to the restrictions in Section 4.2(b) of this Plan. Any Awards granted in any calendar year to any one Non-Employee Director shall not provide for the issuance of, and/or cash payment with respect to, more than $500,000 in cash or the equivalent thereof, based on the Fair Market Value of a share of Common Stock on the date the Award is granted to the Non-Employee Director

(b)             Computation of Shares Available. For purposes of this Section 4.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Units, the number of shares of Common Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Common Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Common Stock to pay the Exercise Price; (ii) shares of Common Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Option Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Common Stock available shall be reduced by the gross number of Stock Options exercised or Common Stock returned to satisfy tax withholding, rather than by the net number of shares of Common Stock issued. In addition, shares of Common Stock delivered after the Effective Date in respect of awards granted under the Prior Plans shall be counted against the Share Limit under this Plan in the same manner as shares delivered pursuant to Awards granted under this Plan, including shares delivered in excess of the target number of shares subject to such awards.

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4.3             Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than an ordinary cash dividend) results in the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Common Stock), or a material change in the value of the outstanding shares of Common Stock as a result of the change, transaction or distribution, then the Committee shall make equitable adjustments, as it determines are necessary and appropriate to prevent the enlargement or dilution of benefits intended to be made available under the Plan, in:

(a)             the number and class of stock or other securities deemed to be available thereafter for grants of Restricted Stock Awards, Restricted Stock Units or Stock Options as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b)             the number and class of stock or other securities subject to outstanding Awards, and which have not been issued or transferred under an outstanding Award;

(c)             the Option Exercise Price under outstanding Stock Options and the number of shares of Common Stock to be transferred in settlement of outstanding Awards; and

(d)             the terms, conditions or restrictions of any Award and Award Agreement, including but not limited to the price payable for the acquisition of shares of Common Stock.

In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of any such Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of any such Awards for similar awards denominated in stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses or assets) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

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It is intended that, if possible, any adjustment contemplated above shall be made in a manner that satisfies applicable legal requirements as well as applicable requirements with respect to taxation (including, without limitation and as applicable in the circumstances, Code section 424 and Code section 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment).

Without limiting the generality of the above, any good faith determination by the Committee as to whether an adjustment is required in the circumstances and the extent and nature of any such adjustment shall be final, conclusive, and binding on all persons.

ARTICLE 5 - STOCK OPTIONS

5.1             Grant of Stock Options. Subject to the terms and provisions of the Plan, the Committee may from time to time grant Stock Options to eligible Participants. The Committee shall have sole discretion in determining the number of shares subject to Stock Options granted to each Participant. The Committee may grant a Participant an Incentive Stock Option, Nonqualified Stock Option, or a combination thereof, and may vary such Awards among Participants; provided that the Committee may grant Incentive Stock Options only to individuals who are employees within the meaning of Code section 3401(c) of the Company or its subsidiaries (as defined for this purpose in Code section 424(f)). Notwithstanding anything in this Article 5 to the contrary, except for Stock Options that are specifically designated as intended to be subject to Code section 409A, the Committee may only grant Stock Options to individuals who provide direct services on the date of grant of the Stock Options to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation section 1.409A-1(b)(5)(iii)(e)) in each entity in the chain.

Each Stock Option grant shall be evidenced by an Award Agreement that shall specify the type of Stock Option, the Option Exercise Price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains, the conditions upon which the Stock Option shall become vested and exercisable (subject to Section 8.1) and such other provisions as the Committee shall determine. Stock Options shall have no Dividend Equivalent Rights.

5.2             Option Exercise Price. The per share Option Exercise Price for each Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with a Stock Option Exercise Price lower than set forth in the preceding sentence if such Stock Option is granted pursuant to an assumption or substitution for another Stock Option in a manner satisfying the provisions of Code section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; provided that the Committee determines that such Stock Option Exercise Price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the Stock Option from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Stock Option is granted).

5.3             Duration of Stock Options. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Option shall be exercisable later than the tenth (10th) anniversary of its grant date other than a Stock Option granted to a Participant outside the United States. If an Award Agreement does not specify an expiration date, the Stock Option’s expiration date shall be the 10th anniversary of its grant date.

5.4             Exercise of Stock Options. Stock Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify, including conditions related to the employment of the Participant with the Company or the Bank or provision of services by the Participant to the Company or the Bank, which need not be the same for each grant or for each Participant. The Committee may provide in the Award Agreement for rights upon the occurrence of events specified in the Award Agreement.

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5.5             Payment. Stock Options shall be exercised, in whole or in part, by the delivery of an oral, written, or electronic notice of exercise to the Company or its designated representative in the form prescribed by the Company, setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and satisfying any requirements that the Committee may apply from time to time. Full payment of the Option Exercise Price for such shares (less any amount previously paid by the Participant to acquire the Stock Option) must be made on or prior to the Payment Date, as defined below. The Option Exercise Price shall be paid to the Company in either: (a) cash, (b) by check, bank draft, money order or other cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired shares of Common Stock (or delivering a certification or attestation of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the tendered shares must have been held by the Participant for any period required by the Committee), (d) if approved by the Committee, by cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, (e) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law, including a net exercise; or (f) by a combination of the foregoing. “Payment Date” shall mean the date on which a sale transaction in connection with a cashless exercise (whether or not payment is actually made pursuant to a cashless exercise) would have settled in connection with the subject option exercise. No certificate or cash representing a share of Common Stock shall be delivered until the full Option Exercise Price has been paid.

5.6             Special Rules for ISOs. The following rules apply notwithstanding any other terms of the Plan.

(a)             In no event shall any Participant who owns (within the meaning of Code section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” (within the meaning of Code section 424(e) or (f), respectively) be eligible to receive an ISO (i) at an Option Exercise Price less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted, or (ii) that is exercisable later than the fifth (5th) anniversary date of its grant date.

(b)             The aggregate Fair Market Value of shares of Common Stock with respect to which incentive stock options (within the meaning of Code section 422) granted to a Participant are first exercisable in any calendar year under the Plan and all other incentive stock option plans of the Company or the Bank shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, Fair Market Value shall be determined with respect to a particular incentive stock option on the date on which such incentive stock option is granted. In the event that this One Hundred Thousand Dollar ($100,000) limit is exceeded with respect to a Participant, then ISOs granted under this Plan to such Participant shall, to the extent and in the order required by Treasury Regulations under Code section 422, automatically become Nonqualified Stock Options granted under this Plan.

ARTICLE 6 - RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1             Grant of Restricted Stock and Restricted Stock Units. Subject to provisions of the Plan, the Committee may from time to time grant Awards of Restricted Stock and Restricted Stock Units to Participants. Awards of Restricted Stock and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan.

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6.2             Award Agreement. The Award Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of shares of Restricted Stock or the number of RSUs granted; the purchase price, if any, to be paid for such Restricted Stock or RSUs, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock or RSU such as continued service or achievement of performance objectives; the length of the Restriction Period, if any (subject to Section 8.1), and any circumstances that will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends or Dividend Equivalent Rights with respect to the shares during the Restriction Period. The Committee shall have sole discretion to determine and specify in each RSU Award Agreement whether the RSUs will be settled in the form of all cash, all shares of Common Stock, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock.

6.3             Dividends and Other Distributions. Except as provided in this Article 6 or in the applicable Award Agreement, a Participant who receives a Restricted Stock Award shall have (during and after the Restriction Period), with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends; provided, however, that (i) any dividends and other distributions payable on such shares of Restricted Stock during the Restriction Period shall be either automatically reinvested in additional shares of Restricted Stock or paid to the Company for the account of the Participant, in either case subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividends and other distributions shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts (again, provided that all such terms shall, to the extent required, comply with Code section 409A). A Participant receiving a Restricted Stock Unit Award shall not possess voting rights and shall accrue Dividend Equivalent Rights on such Units only to the extent provided in the Award Agreement relating to the Award; provided, however, that (i) any rights to Dividend Equivalents on such Restricted Stock Unit Award shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions attached to the Dividend Equivalent Rights shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

ARTICLE 7 - PERFORMANCE SHARES AND UNITS

7.1             Grant of Performance Shares and Performance Units. The Committee may grant Performance Shares and Performance Units to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.

7.2             Award Agreement. The Award Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of Performance Shares or Performance Units granted; the purchase price, if any, to be paid for such Performance Shares or Performance Units, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; the performance objectives applicable to the Performance Shares or Performance Units; and any additional restrictions applicable to the Performance Shares or Performance Units such as continued service (subject to Section 8.1). The Committee shall have sole discretion to determine and specify in each Award Agreement whether the Award will be settled in the form of all cash, all shares of Common Stock, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock. Any such shares may be granted subject to any restrictions deemed appropriate by the Committee.

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7.3             Value of Performance Shares and Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant. In addition to any non-performance terms applicable to the Award, the Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units, or both, as applicable, that will be paid out to the Participant. For purposes of this Article 7, the time period during which the performance objectives must be met shall be called a “Performance Period.” The Committee may, but is not obligated to, set such performance objectives by reference to the performance measures set forth in Section 7.6.

7.4             Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of the Performance Shares or Performance Units shall be entitled to receive a payout of the number and value of Performance Shares or Performance Units, as applicable, earned by the Participant over the Performance Period, if any, to be determined as a function of the extent to which the corresponding performance objectives have been achieved and any applicable non-performance terms have been met.

7.5             Dividends and Other Distributions. A Participant receiving Performance Shares or Performance Units shall not possess voting rights. A Participant receiving Performance Shares or Performance Units or any other Award that is subject to performance conditions shall accrue Dividend Equivalent Rights on such Award only to the extent provided in the Award Agreement relating to the Award; provided, however, that (i) any Dividend Equivalents payable on such Performance Shares or Performance Units shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of Dividend Equivalents shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

7.6             Performance Objectives. The Committee may, in its discretion, include performance objectives in any Award. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance.

(a)             Definitions of Performance Objectives. If the Committee makes an Award subject to a particular performance objective, the Committee shall adopt or confirm a written definition of that performance objective at the time the performance objective is established. The performance objective for an Award may be described in terms of Company-wide objectives or objectives that are related to a specific division, department or function in which the Participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. If the Committee specifies more than one individual performance objective for a particular Award, the Committee shall also specify, in writing, whether one, all or some other number of such objectives must be attained.

(b)             Determinations of Performance. For each Award that has been made subject to a performance objective, within an administratively practicable period following the end of each Performance Period, the Committee shall determine whether the performance objective for such Performance Period has been satisfied. If a performance objective for a Performance Period is not achieved, the Committee in its sole discretion may pay all or a portion of that Award based on such criteria as the Committee deems appropriate.

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(c)             Adjustments and Exclusions. In determining whether any performance objective has been satisfied, the Committee may include or exclude any or all items that are unusual or non-recurring, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Company or the Bank, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments); and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance objective for a Performance Period as it deems equitable to recognize unusual or non-recurring events affecting the Company or the Bank, changes in tax laws or regulations or accounting procedures, mergers, acquisitions and divestitures, or any other factors as the Committee may determine. To the extent that a performance objective is based on the price of the Common Stock, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such performance objective as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants.

ARTICLE 8 – RESTRICTIONS APPLICABLE TO AWARDS

8.1             Minimum Vesting Requirement. Notwithstanding anything herein to the contrary, each equity-based Award shall vest no earlier than the one-year anniversary of the date of grant of the Award; provided, however, that: (i) up to 5% of the aggregate number of Awards under the Plan, as such may be adjusted pursuant to the terms of the Plan, may be issued pursuant to Awards that do not satisfy this minimum vesting requirement; and (ii) the Committee may provide for accelerated vesting of an Award in full or in part prior to the one-year anniversary of the date of grant of the Award pursuant to Section 9.1.

8.2             Minimum Holding Period. As a condition of receipt of an Award, the Award Agreement may require the Participant to agree to hold vested Shares received under the Award (including but not limited to Shares received upon exercise of a Stock Option) for one year following the vesting or exercise date (as applicable). The foregoing limitation shall not apply to the extent an Award vests or is exercised due to death, Disability or Involuntary Termination of employment following a Change in Control, or to the extent that (i) the Participant directs the Company to withhold, or the Company elects to withhold, with respect to such vesting or exercise or, in lieu thereof, to retain or sell without notice a number of shares of Stock sufficient to cover to the taxes required to be withheld at the minimum statutory withholding rates, or (ii) the participant exercises a Stock Option by net settlement, and in the case of (i) and (ii) herein, only to the extent of the Shares withheld for tax or net settlement purposes.

8.3             Restrictive Covenant Agreement. A Participant may be required, as a condition to receiving an Award under this Plan, to enter into a restrictive covenant agreement with the Company containing such non-compete, confidentiality, and/or non-solicitation provisions as the Committee may adopt and approve from time to time (as so modified or amended, the “Restrictive Covenant Agreement”). The provisions of the Restrictive Covenant Agreement may also be included in, or incorporated by reference in, the Award Agreement.

8.4             Prohibition of Cash-Buyouts of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e. Stock Option with an Option Exercise Price as of an applicable date that is greater than the Fair Market Value of the Common Stock as of the same date) that was granted under the Plan be bought back by the Company without stockholder approval.

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8.5             Prohibition Against Repricing of Stock Options. Except for adjustments set forth under this Plan and reductions of the Option Exercise Price as approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or the authority to make any adjustment or amendment that reduces or would have the effect of reducing the Option Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation, replacement grants or other means. Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.1 that replenish the shares available for Stock Option Awards shall only be applied to the extent permitted by Code section 422 and the regulations promulgated thereunder.

8.6             Restrictions on Dividends and Dividend Equivalents. Notwithstanding anything herein to the contrary, Dividend Equivalent Rights shall not be paid with respect to Stock Options. Dividends and Dividend Equivalent Rights with respect to a Restricted Stock Award, Restricted Stock Unit, Performance Share or Performance Unit shall be subject to the same vesting requirements as the underlying Award; in no event shall dividends or Dividend Equivalents be paid to a Participant on any such Award prior to the date on which such Award has become vested.

ARTICLE 9 - TERMINATION OF SERVICE, BLACKOUT
PERIODS AND CHANGE IN CONTROL

9.1             Termination of Service.

(a)             Except as otherwise provided by the Committee, if a Participant ceases to be an Employee or Non-Employee Director (including a director emeritus or an advisory director) of, or to otherwise perform services for, the Company and its Affiliates for any reason (“Termination of Service”) (i) all of the Participant’s Stock Options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period specified in the Award Agreement, but in no event after the expiration date of the Stock Options (ii) all of the Participant’s Stock Options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation, and (iii) all of the Participant’s Restricted Stock, RSUs, Performance Shares, and Performance Units that were not vested on the date of such cessation shall be forfeited immediately upon such cessation.

(b)             The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event of a cessation of the Participant’s service relationship with the Company or the Bank due to death, Disability, Involuntary Termination without cause or resignation for Good Reason. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid prior to when any or all such performance objectives are certified (or without regard to whether they are certified) in the event of a cessation of the Participant’s service relationship with the Company or the Bank due to death, Disability, Involuntary Termination without cause or resignation for Good Reason.

(c)             The transfer of an Employee from the Company to an Affiliate, from an Affiliate to the Company, or from one Affiliate to another shall not be considered a termination of employment. Consistent with the provisions of Code Section 409A (as applicable), it shall not be considered a termination of employment if an Employee is placed on military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship. If an Employee’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of employment shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Employee transfers his or her employment or other service relationship to the Company or its remaining Affiliate.

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(d)             With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

9.2             Special Rule for Company Blackout Periods. The Company has established a securities trading policy (the “Policy”) relative to disclosure and trading on inside information as described in the Policy. Under the Policy, certain Employees and Non-Employee Directors of the Company are prohibited from trading stock or other securities of the Company during certain “blackout periods” as described in the Policy. If, under the above provisions or the terms of the applicable Award Agreement, the last date on which a Stock Option can be exercised falls within a blackout period imposed by the Policy, the applicable exercise period shall automatically be extended by this Section 9.2 by a number of days equal to the number of business days that the applicable blackout period is in effect. The Committee shall interpret and apply the extension automatically provided by the preceding sentence to ensure that in no event shall the term of any Stock Option expire during an imposed blackout period.

9.3             Change in Control.

(a)             The Committee may, in its sole discretion and in such manner as it may from time to time provide (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement) that a Participant shall be eligible for a full or prorated Award in the event that both a Change in Control and a cessation of the Participant’s service relationship with the Company or the Bank occurs or if the surviving entity in such Change in Control does not assume or replace the Award in the Change in Control. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid under the provisions of this Section 9.3 prior to when any or all such performance objectives are certified (or without regard to whether they are certified).

(b)             In the event of a Change in Control, the Committee may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation and adjusted as appropriate. In addition or in the alternative, the Committee may, in its discretion, cancel all or certain types of outstanding Awards at or immediately prior to the time of the Change in Control provided that the Committee either (i) provides that the Participant is entitled to a payment (in cash or shares) equal to the value of the portion of the Award that would be vested upon the corporate transaction, as determined below and to the extent there is any such value, or (ii) at least 15 days prior to the Change in Control (or, if not feasible to provide 15 days’ notice, within a reasonable period prior to the Change in Control), notifies the Participant that, subject to rescission if the Change in Control is not successfully completed within a certain period, the Award will be terminated and, if the Award is a Stock Option or similar right, provides the Participant the right to exercise the portion of the Stock Option or similar right that would be vested upon the Change in Control prior to the Change in Control. For this purpose, the value of the Award that would be vested upon the Change in Control shall be measured as of the date of the Change in Control and shall equal the value of the cash, shares or other property that would be payable to the Participant for such vested Award (or, if the Award is a Stock Option or similar right, upon exercise of the vested Award) less the amount of any payment required to be tendered by the Participant upon such exercise. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash settlement and, in the case of Stock Options or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the per share amount payable upon or in respect of such event over the exercise price of such Stock Option or similar right and may cancel each Stock Option or similar right with an exercise price greater than the per share amount payable upon or in respect of such event without any payment to the person holding such Stock Option or similar right. For example, under this provision, in connection with a Change in Control, the Committee is permitted to cancel all outstanding Stock Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to the Change in Control if their vested Stock Options had been fully exercised immediately prior to such Change in Control, less the aggregate Option Exercise Price that would have been payable therefor, or if the amount that would have been payable to the Stock Option holders pursuant to such Change in Control if their vested Stock Options had been fully exercised immediately prior thereto would be less than the aggregate Option Exercise Price that would have been payable therefor, the Committee can cancel any or all such Stock Options for no consideration or payment of any kind. Payment of any amount payable pursuant to this cancellation provision may be made in cash or, if the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion. Any actions taken pursuant to this Section 9.3(b) shall be valid with respect to a 409A Award only to the extent that such action complies with Code section 409A.

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ARTICLE 10 – GENERAL TERMS

10.1             Designation of Beneficiaries. To the extent permitted by the Committee, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any vested but unpaid Award is to be paid in case of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company or its designee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s beneficiary as determined under the Bank’s 401(k) plan, if the Participant has an account in the Bank’s 401(k) Plan.

10.2             Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, required by law or regulation to be withheld with respect to any taxable event arising as a result of or in connection with this Plan or any Award.

Except as otherwise determined by the Committee or provided in the Award Agreement corresponding to an Award:

(a)             With respect to withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, upon the achievement of performance objectives related to Performance Shares or Performance Units, or upon any other taxable event arising as a result of or in connection with an Award granted hereunder that is settled in shares of Common Stock, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or at any greater rate that will not result in adverse accounting or tax treatment, as determined by the Committee). All such withholding arrangements shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

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(b)             A Participant may elect to deliver shares of Common Stock to satisfy, in whole or in part, the withholding requirement. Such an election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The Fair Market Value of the shares to be delivered will be determined as of the date the amount of tax to be withheld is determined. Such delivery must be made subject to the conditions and pursuant to the procedures established by the Committee with respect to the delivery of shares of Common Stock in payment of the corresponding Option Exercise Price.

(c)             A Participant who is classified by the Company as an officer at the time the tax withholding requirement arises with respect to his or her Restricted Stock or, to the extent settled in shares of Common Stock, his or her Restricted Stock Units, Performance Shares, Performance Units, Stock Options, may elect to satisfy such withholding requirement by delivering payment of the tax required to be withheld in cash or by check on the date on which the amount of tax to be withheld is determined. Once made, the election shall be irrevocable.

10.3             Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

10.4             Restrictions on Common Stock. If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Common Stock thereunder, no such Award may be exercised in whole or in part (as applicable), no such Award may be paid out (as applicable) and no shares may be issued pursuant to such Award (as applicable) unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state and federal laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

10.5             No Rights as a Stockholder. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, RSU, Performance Share or Performance Unit shall have any right as a stockholder with respect to any shares of Common Stock covered by such Award prior to the date of issuance or delivery of such shares of Common Stock.

10.6             Transferability. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant’s death, to a beneficiary in accordance with Section 10.1 or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no Award granted under the Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than upon the Participant’s death, to a beneficiary in accordance with Section 10.1 or by will or the laws of descent and distribution, and (ii) each Stock Option outstanding to a Participant may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative (provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder). In the event of a transfer to a Permitted Transferee as permitted under this Section 10.6 or by the Committee, appropriate evidence of any transfer to the Permitted Transferee shall be delivered to the Company at its principal executive office. If all or part of an Award is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Award as the Participant. For the avoidance of doubt, any permitted transfer of an Award will be without payment of consideration by the Permitted Transferee.

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10.7             No Fractional Shares. Unless provided otherwise in the Award Agreement applicable to an Award, no fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award and any fractional share otherwise payable pursuant to an Award shall be forfeited.

10.8             No Implied Rights. Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ or service of the Company or the Bank, or to serve as a Non-Employee Director thereof, or interfere in any way with the right of the Company or the Bank to terminate the Participant’s employment or other service relationship at any time and for any reason. Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Company or the Bank for the benefit of its employees.

No Participant shall have any claim to an Award until it is actually granted under the Plan. An Award of any type made in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such Participant in that year or any subsequent year. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

10.9            Expenses of the Plan. The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under the Plan.

10.10           Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any regulatory agency, as may be required. It is the intent of the Company that the Awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

10.11           Recoupment/Clawback. All Awards are subject to recoupment in accordance with applicable rules and regulations, as well as the Company’s recoupment, clawback and/or recovery policies in effect from time to time. In addition, the Committee may include such recoupment, clawback and/or recovery provisions in an Award Agreement as the Committee determines necessary or appropriate.

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10.12           Regulatory Requirements. The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

10.13           Whistleblower Protection. Nothing contained in this Plan or any Award Agreement (i) shall be deemed to prohibit any Participant from responding to a subpoena or order of a court or other governmental authority to testify or give evidence or engaging in conduct otherwise protected by the Sarbanes-Oxley Act; (ii) shall be deemed to prohibit any Participant from providing truthful information in good faith to any federal, state, or local governmental body, agency, or official investigating an alleged violation of any antidiscrimination or other employment-related law or otherwise gathering information or evidence pursuant to any official investigation, hearing, trial, or proceeding; (iii) is intended in any way to intimidate, coerce, deter, persuade, or compensate any Participant with respect to providing, withholding, or restricting any communication whatsoever to the extent prohibited under 18 U.S.C. §§ 201, 1503, or 1512 or under any similar or related provision of state or federal law; and (iv) is intended to require any Participant to provide notice to the Company or the Bank or its attorneys before reporting any possible violations of federal law or regulation to any governmental agency or entity (“Whistleblower Disclosures”) or to provide notice to the Company or the Bank or its attorneys after any Participant has made any such Whistleblower Disclosures.

10.14           Successors. The terms of the Plan and outstanding Awards shall be binding upon the Company and its successors and assigns.

10.15           Compliance with Code Section 409A. At all times, this Plan shall be interpreted and operated (i) with respect to 409A Awards in accordance with the requirements of Code section 409A, and (ii) to maintain the exemptions from Code section 409A of Stock Options and Restricted Stock and any Awards designed to meet the short-term deferral exception under Code section 409A. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Award Agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to a 409A Award to the extent such discretionary authority would conflict with Code section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). To the extent that the Plan or a 409A Award provides for payment upon the recipient’s termination of employment as an Employee or cessation of service as a Non-Employee Director, the 409A Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Code section 409A. To the extent any provision of this Plan or an Award Agreement would cause a payment of a 409A Award to be made because of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a change in control. To the extent that this Plan or a 409A Award provides for payment upon the recipient’s Disability, then such payment shall not be made unless the recipient’s Disability also constitutes disability within the meaning of Code section 409A(a)(2)(C). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability (and other Participant rights that are tied to a Disability, such as vesting, shall not be affected by the prior sentence). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability. To the extent an Award is a 409A Award and is subject to a substantial risk of forfeiture within the meaning of Code section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 60th day following the date on which there is no longer such a substantial risk of forfeiture with respect to the Award (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award. In the event that an Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

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10.16           Legal Construction.

(a)             If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

(b)             Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c)             To the extent not preempted by federal law, the Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Maryland without giving effect to any choice of law provisions. Unless otherwise provided in the applicable Award Agreement, the recipient of an Award is deemed to submit to the exclusive jurisdiction and venue of the Federal and state courts of Maryland to resolve any and all issues that may arise out of or relate to the Plan or such Award Agreement.

ARTICLE 11 - AMENDMENT AND TERMINATION

11.1             Amendment or Termination of Plan. The Board of Directors or the Committee may at any time terminate and from time to time amend the Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless such action is required by applicable law or any listing standards applicable to the Common Stock or the affected Participants consent in writing. To the extent required by Code section 422, other applicable law, and/or any such listing standards, no amendment shall be effective unless approved by the stockholders of the Company.

11.2             Amendment of Award Agreement. The Committee may, at any time, amend outstanding Award Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 10.12, 11.3 and 11.4, if such amendment is materially adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Award Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Except for adjustments as provided in Section 4.4 or in connection with a Change in Control , the terms of outstanding Awards may not be amended to reduce the Option Exercise Price of outstanding Awards or cancel outstanding Stock Options with per share Option Exercise Prices that are more than the Fair Market Value at the time of such cancellation in exchange for cash, other awards, or Stock Options with an Option Exercise Price that is less than the Option Exercise Price of the original Stock Options without stockholder approval.

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11.3             Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 11.3 to any Award F*granted under the Plan without further consideration or action.

11.4             Dissolution or Liquidation. Each outstanding Award shall terminate immediately prior to the consummation of the dissolution or liquidation of the Company, unless otherwise determined by the Committee.

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01 - Michael Katz 02 - John R. Sorrenti 03 - Philip Okun 32BV For Withhold For Withhold For Withhold A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. 04A3DC 2. The approval of the Hanover Bancorp, Inc. 2026 Equity Incentive Plan. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 2026 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/HNVR Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Online Go to www.investorvote.com/HNVR or scan the QR code — login details are located in the shaded bar below. 3. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For Against Abstain MMMMMMMMMMMM MMMMMMMMM 1234 5678 9012 345 6 8 7 6 6 3 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 2024 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 9:00 a.m., Eastern Time, on May 28, 2026.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HNVR Notice of 2026 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 28, 2026, 9:00 a.m., Eastern Time Michelle Mihas, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2026 Annual Meeting of Shareholders of Hanover Bancorp, Inc. to be held on Thursday, May 28, 2026, at 9:00 a.m., Eastern Time, or at any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given to vote at the 2026 Annual Meeting of Shareholders of Hanover Bancorp, Inc. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxy will have authority to vote FOR each of the nominees for election as director, FOR the approval of the Hanover Bancorp, Inc. 2026 Equity Incentive Plan, and FOR ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the 2026 Annual Meeting of Shareholders. (Items to be voted appear on reverse side) Hanover Bancorp, Inc. C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. The 2026 Annual Meeting of Shareholders of Hanover Bancorp, Inc. will be held on Thursday, May 28, 2026 at 9:00 a.m. Eastern Time, virtually via the internet at http://meetnow.global/MGYKTW7. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.